Exhibit 10.4

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

As amended and restated on August 25, 2020

1.    Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Growth Units.

2.    Definitions. As used herein, the following definitions will apply:

(a)    “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)    “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)    “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Growth Units.

(d)    “Award Agreement” means the written or electronic notice and/or agreement setting forth the terms and provisions the Administrator, pursuant to its authority under the Plan, has determined to be applicable to the relevant Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan, except to the extent the Award Agreement explicitly provides otherwise, and shall specify the class of Shares subject to the Award.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Change in Control” means the occurrence of any of the following events, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable:

(i)    Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company, except that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board will not be considered a Change in Control. For purposes of this subsection 2(f)(i), the following will not be considered a Change in Control: (A) the acquisition of additional securities of the Company or voting power with respect to the stock of the Company by any or some combination of the Specified Stockholders (as defined below); (B) the entry into or operation of a voting arrangement or agreement or proxy (in each case with respect to the stock of the Company) by any or some combination of the Specified Stockholders; (C) any change in the Specified Stockholders’ ownership of the stock of the Company resulting from a repurchase, redemption, retirement or other similar acquisition of stock of the Company by the Company or (D) any change in the Specified Stockholders’ voting power of the stock of the Company resulting from a conversion of shares of stock of the Company reducing the number of shares or votes outstanding; or

(ii)    Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, the replacement of a majority of members of the Board during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; provided that if any Person or any or some combination of the Specified Stockholders exercises more than 50% of the total voting power of the stock of the Company, the election of Directors by such party or parties will not be considered a Change in Control; or

(iii)     Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this subsection 2(f)(iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2(f) definition of “Change in Control”:

“Specified Stockholder” shall mean Alexander Karp, Stephen Cohen or Peter Thiel, or (ii) a Permitted Entity of any such individuals.

“Permitted Entity” shall mean: (i) a Permitted Trust of such Specified Stockholder; (ii) any general partnership, limited partnership, limited liability company,

corporation, charitable organization or other entity exclusively owned, whether directly or indirectly, by such Specified Stockholder; or (iii) an Individual Retirement Account, pension, profit sharing, stock bonus or other type of plan or trust of which such Specified Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 or 408 of the Code; provided in each case that such Specified Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of Company stock held in such account, plan or trust; (B) shares dispositive power and Voting Control with respect to the shares of Company stock held in such account, plan or trust with persons constituting a Family Member of such Specified Stockholder or a professional that provides trustee services, including, without limitation, attorneys, private professional fiduciaries, trust companies and bank trust departments; or (C) shares Voting Control with respect to the shares of Company stock held in such account, plan or trust with another Specified Stockholder.

“Permitted Trust” shall mean with respect to a Specified Stockholder (i) a bona fide trust primarily for the benefit of such Specified Stockholder, such Specified Stockholder’s Family Member and/or a charitable organization, foundation or similar entity or (ii) a trust under the terms of which such Specified Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code or a reversionary interest, but in the case of both (i) and (ii) only so long as such Specified Stockholder (A) has sole dispositive power and exclusive Voting Control with respect to the shares of stock of the Company held in such trust; (B) shares dispositive power and Voting Control with respect to the shares of stock of the Company held in such trust with such Specified Stockholder’s Family Member or a professional that provides trustee services, including, without limitation, attorneys, private professional fiduciaries, trust companies and bank trust departments; or (C) shares Voting Control with respect to the shares of Company stock held in such trust with another Specified Stockholder.

“Family Member” means, with respect to a Specified Stockholder, whether related by blood or marriage, (i) such Specified Stockholder’s spouse, ex-spouse or domestic partner; (ii) such Specified Stockholder’s parents and grandparents; (iii) such Specified Stockholder’s siblings; (iv) such Specified Stockholder’s children and other lineal descendants; and (v) the lineal descendants of such Specified Stockholder’s siblings. Lineal descendants shall include adopted persons, but only if they are adopted during minority, and step-children.

“Voting Control” shall mean, with respect to a share of stock, the power to vote or direct the voting of such share by proxy, voting agreement or otherwise.

For purposes of this Section 2(f), persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. For the avoidance of doubt, wholly-owned subsidiaries of the Company shall not be considered “Persons” for purposes of this Section 2(f).

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any applicable Treasury Regulations and formal, effective Internal Revenue Service guidance of either general applicability or direct applicability that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the jurisdiction of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)    “Class A Common Stock” means the Class A Common Stock of the Company, par value $0.001 per share.

(h)    “Class B Common Stock” means the Class B Common Stock of the Company, par value $0.001 per share.

(i)    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by the compensation committee of the Board, in accordance with Section 4 hereof.

(k)    “Common Stock” means shares of the Class A Common Stock or the Class B Common Stock, as applicable.

(l)    “Company” means Palantir Technologies Inc., a Delaware corporation, or any successor thereto.

(m)    “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act.

(n)    “Director” means a member of the Board.

(o)    “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(p)    “Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(q)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r)    “Exchange Program” means a program under which (i) outstanding awards are surrendered or cancelled in exchange for Awards of the same type (which may have higher or lower exercise prices and different terms), Awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(s)    “Fair Market Value” means, as of any date, the value of a share of Class A Common Stock or Class B Common Stock, as applicable, determined as follows:

(i)    If the applicable Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the applicable Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(t)    “Growth Unit” means a bookkeeping entry representing an amount equal to up to the Fair Market Value of one Share, granted pursuant to Section 23. For avoidance of doubt, Growth Units may be convertible to Shares on a fractional basis. Each Growth Unit represents an unfunded and unsecured obligation of the Company.

(u)    “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

(v)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(w)    “Option” means a stock option granted pursuant to the Plan.

(x)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

(y)    “Participant” means the holder of an outstanding Award.

(z)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(aa)    “Plan” means this Amended 2010 Equity Incentive Plan.

(bb)    “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

(cc)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(dd)    “Section 409A” or “Code Section 409A” means Code Section 409A and the applicable Treasury Regulations and formal, effective guidance of either general applicability or direct applicability thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

(ee)    “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ff)    “Service Provider” means an Employee, Director or Consultant.

(gg)    “Share” means a share of the Class A Common Stock or the Class B Common Stock, as applicable, as adjusted in accordance with Section 13 of the Plan.

(hh)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

(ii)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

3.    Stock Subject to the Plan.

(a)    Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and granted or sold under the Plan is (i) seven hundred thirty-six million eight hundred fifty-six thousand nine hundred eleven (736,856,911) Shares of Common Stock, plus (ii) the number of (x) Shares subject to stock options or other awards granted under the Company’s 2006 Stock Plan (the “2006 Plan”) that, following the termination of the 2006 Plan, expire or are cancelled or otherwise terminate without having been exercised in full, (y) Shares previously issued under the 2006 Plan that, following the termination of the 2006 Plan, are forfeited to or repurchased by the Company due to failure to vest, and (z) Shares from a 2006 Plan equity award withheld or repurchased by the Company to pay the exercise price of a stock option or other award granted under the 2006 Plan or to satisfy the tax withholding obligations related to such an award (such Shares under clause (z), the “2006 Plan Withheld Shares”), with the maximum number of Shares to be added to the Plan pursuant to this clause (ii) equal to one hundred million five hundred seven thousand five hundred twenty-three (100,507,523). Any and all of the Shares available for grant or sale under the prior sentence may be utilized for Awards covering Class A Common Stock or Class B Common Stock, as determined by the Administrator in its sole discretion. For the avoidance of doubt, the Shares available for grant under the Plan may all be used for grants of Awards covering Class A Common Stock, may all be used for Awards covering Class B Common Stock or may be used for a combination of Awards covering either Class A Common Stock or Class B Common Stock, as the Administrator may determine in its sole discretion, in all cases so long as the aggregate number of Shares subject to Awards and granted or sold under the Plan does not exceed the maximum number of Shares available for grant and sale under this Section 3(a) and Section 3(b) below. The Shares may be authorized but unissued or reacquired Common Stock.

(b)    Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units or Growth Units, is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated), and may be utilized for Awards covering either Class A Common Stock or Class B Common Stock, as the Administrator may determine in its sole discretion. With respect to Stock Appreciation Rights, only Shares actually issued pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Growth Units are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award (the “2010 Plan Withheld Shares” and, together with the 2006 Plan Withheld Shares, the “Withheld Shares”) will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares of Class A Common Stock that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b). Notwithstanding the foregoing and, subject to adjustment as provided in Section 13, the maximum number of Shares of Class B Common Stock that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Code Section 422 and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Section 3(b).

(c)    Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)    Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to satisfy Applicable Laws.

(b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)    to determine the number and class of Shares to be covered by each Award granted hereunder;

(iv)    to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and/or be exercised (either of which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)    to institute and determine the terms and conditions of an Exchange Program;

(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix)    to modify or amend each Award (subject to Section 18(c) of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(d));

(x)    to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 14;

(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.    Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Growth Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Stock Options.

(a)    Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options in such amounts and for the class of Shares as the Administrator, in its sole discretion, will determine.

(b)    Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number and class of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(c)    Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(c), Incentive Stock Options will be taken into account in the order in which they were granted, the Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and Treasury Regulations promulgated thereunder.

(d)    Term of Option. The term of each Option will be determined by the Administrator and stated in the Award Agreement; provided, however, that the term of any Incentive Stock Option and any Option with respect to which the Company is relying upon the exemption afforded by Section 25102(o) of the California Corporations Code will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(e)    Option Exercise Price and Consideration.

(i)    Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value of the applicable Shares per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value of the applicable Shares per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6(e)(i), Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value of the applicable Shares per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) wire transfer; (4) promissory note, to the extent permitted by Applicable Laws; (5) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (6) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; however, for purposes of clarity, the satisfaction of the exercise price of an Option through the Company’s retention of proceeds from Participant’s sale of Shares to the Company or a third party, whether such sale is through a Company or third-party tender offer or other liquidity program, is not a cashless exercise program under the Plan; (7) by net exercise; (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (9) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

(f)    Exercise of Option.

(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. For the avoidance of doubt, the Administrator may, in its sole discretion, accept exercises that are contingent on specified time(s), events(s) and/or condition(s). Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within thirty (30) days of termination, or such longer period of time as is specified in the Award Agreement or in writing by the Administrator (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of termination, or such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent the Option is vested on the date of termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement) to the extent that the Option is vested on the date of death, by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. If the Option is exercised pursuant to this Section 6(f)(iv), Participant’s designated beneficiary or personal representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.    Stock Appreciation Rights.

(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)    Number of Shares. The Administrator will have complete discretion to determine the number and class of Shares subject to any Award of Stock Appreciation Rights.

(c)    Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7(f) will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value of the applicable Shares per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)    Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the class of Shares subject to such Stock Appreciation Right, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) relating to the maximum term and Section 6(f) relating to exercise also will apply to Stock Appreciation Rights.

(f)    Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share of the same class on the date of exercise over the exercise price; times

(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.    Restricted Stock.

(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts and for the class of Shares as the Administrator, in its sole discretion, will determine.

(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, the class of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)    Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)    Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.    Restricted Stock Units.

(a)    Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)    Vesting Criteria and Other Terms. The Administrator will set vesting or other criteria or requirements in its discretion, which, depending on the extent to which the criteria and requirements are met, will determine the number of Restricted Stock Units that will settle and the class of Shares subject to such Restricted Stock Units. The Administrator may set vesting or other criteria or requirements based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c)    Earning Restricted Stock Units. Upon meeting the applicable vesting and any other applicable criteria or requirements, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting or other criteria or requirements that must be met to receive a payout.

(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion and as the Administrator may set forth in the Award Agreement, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)    Cancellation. At the time or upon the events or conditions set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and the Shares underlying such Award again will become available for grant under the Plan.

10.    Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt or excepted from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A so as to be either exempt or excepted from or comply with Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A. In no event will the Company or any Parent or Subsidiary have any obligation under the terms of this Plan to reimburse a Participant for any taxes or other costs that may be imposed on Participant as a result of Section 409A.

11.    Leaves of Absence/Reduced or Part-time Work Schedule/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be adjusted or suspended during any leave of absence in accordance with the Company’s leave of absence policy in effect at the time of such leave. In addition, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, if, after the date of grant of a Participant’s Award, the Participant commences working on a part-time or reduced work schedule basis, the vesting of such Award will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect. Adjustments or suspensions of vesting pursuant to this Section shall be accomplished in a manner that is exempt from or complies with the requirements of Code Section 409A and the regulations and guidance thereunder. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12.    Limited Transferability of Awards.

(a)    Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6(f)), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award may only be transferred (i) by will, (ii) by the laws of descent and distribution, or (iii) as permitted by Rule 701 of the Securities Act.

(b)    Further, during the period the Company is relying upon the exemption from registration provided in Rule 12h-1(f)(1) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”) until the Company either (i) becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) is no longer relying upon the Rule 12h-1(f) Exemption, an Option, or prior to exercise, the Shares subject to the Option, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (x) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (y) to an executor or guardian of the Participant upon the death or disability of the Participant, in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) or, if the Company is not relying on the Rule 12h-1(f) Exemption, to the extent permitted by the Plan.

(c)    With respect to each Option granted on or after December 12, 2012, this Section 12 shall replace in full the section of the Option’s Award Agreement entitled “Non-Transferability of Option” unless the Administrator specifically provides otherwise by explicit reference to this Section 12(c).

13.    Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property, but excluding ordinary course cash dividends or cash distributions), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award. Further, the Administrator will make such adjustments to an Award as required by Section 25102(o) of the California Corporations Code to the extent the Company is relying upon the exemption afforded thereby with respect to the Award.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)    Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this subsection 13(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, similarly. For purposes of clarity, if the Company or a Parent of the Company continues after a merger or Change in Control, the Administrator may determine that such entity is the acquiring or succeeding corporation for purposes of this subsection, and/or for purposes of Section 13 of the Plan generally.

Unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, in the event of a Change in Control, for each Participant whose service as a Service Provider has not terminated as of, or immediately prior to, the effective time of the Change in Control, then, as of the effective time of such Change in Control, the vesting and exercisability of such Participant’s Award shall be accelerated to the extent of twenty five percent (25%) of the Award (for the avoidance of doubt, the accelerated portion will be deemed to be from the portion of the Award scheduled to vest latest in time). Additionally, in the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units and Growth Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection 13(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 13(c) to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Code Section 409A and if the change in control definition contained in the Award Agreement does not comply with the definition of “change of control” for purposes of a distribution under Code Section 409A, then any payment of an amount that is otherwise accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Code Section 409A without triggering any penalties applicable under Code Section 409A.

14.    Tax Withholding.

(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Shares having a fair market value equal to the minimum statutory amount required to be withheld, (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, (v) such other consideration and method of payment for the meeting of tax withholding obligations as the Administrator may determine, to the extent permitted by Applicable Laws or (vi) any combination of the foregoing methods of payment. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17.    Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. Unless sooner terminated under Section 18, it will continue in effect for a term of ten (10) years from the later of (a) the effective date of the Plan, or (b) the earlier of the most recent Board or stockholder approval of an increase in the number of Shares reserved for issuance under the Plan.

18.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

21.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

22.    Information to Participants. If and as required (i) pursuant to Rule 701 of the Securities Act, if the Company is relying on the exemption from registration provided pursuant to Rule 701 of the Securities Act with respect to the applicable Award, and/or (ii) pursuant to Rule 12h-1(f) of the Exchange Act, to the extent the Company is relying on the Rule 12h-1(f) Exemption, then during the period of reliance on the applicable exemption and in each case of (i) and (ii) until such time as the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide to each Participant the information described in paragraphs (e)(3), (4), and (5) of Rule 701 under the Securities Act not less frequently than every six (6) months with the financial statements being not more than 180 days old and with such information provided either by physical or electronic delivery to the Participants or by written notice to the Participants of the availability of the information on an Internet site that may be password-protected and of any password needed to access the information. The Company may request that Participants agree to keep the information to be provided pursuant to this section confidential. If a Participant does not agree to keep the information to be provided pursuant to this section confidential, then the Company will not be required to provide the information unless otherwise required pursuant to Rule 12h-1(f)(1) under the Exchange Act (if the Company is relying on the Rule 12h-1(f) Exemption) or Rule 701 of the Securities Act (if the Company is relying on the exemption pursuant to Rule 701 of the Securities Act).

23.    Growth Units.

(a)    Grant. Growth Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Growth Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Growth Units.

(b)    Vesting Criteria and Other Terms. The Administrator will set vesting or other criteria or requirements in its discretion, which, depending on the extent to which the criteria and requirements are met, will determine the number of Growth Units that will settle, the class of Shares subject to such Growth Units, and the number of Shares (or formula for determination of such number of Shares) that upon vesting and/or satisfaction of other criteria or requirements such Growth Units will represent the right to receive, if applicable. The Administrator may set vesting or other criteria or requirements based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment or service), or any other basis determined by the Administrator in its discretion.

(c)    Earning Growth Units. Upon meeting the applicable vesting and any other applicable criteria or requirements, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Growth Units, the Administrator, in its sole discretion, may reduce or waive any vesting or other criteria or requirements that must be met to receive a payout.

(d)    Form and Timing of Payment. Payment of earned Growth Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion and as the Administrator may set forth in the Award Agreement, may settle earned Growth Units in cash, Shares, or a combination of both.

(e)    Cancellation. At the time or upon the events or conditions set forth in the Award Agreement, all unearned Growth Units will be forfeited to the Company and the Shares underlying such Award again will become available for grant under the Plan.

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Palantir Technologies Inc. (the “Company”) Amended 2010 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Unit Award Agreement, including Part I of this Award Agreement entitled “Notice of Grant of Restricted Stock Units,” Part II of this Award Agreement entitled “Agreement,” the Representation Statement attached hereto as Exhibit A, the country-specific appendix referenced herein and any other appendices attached to such documents (all of which are made a part of this document and, together, this “Award Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Name (the “Participant”):	###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###

The Participant has been granted an Award of Restricted Stock Units (the “Restricted Stock Unit Award,” “Award of Restricted Stock Units,” or “Award”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:	###EMPLOYEE_GRANT_NUMBER###

“Date of Grant”:	###GRANT_DATE###

Number of Restricted Stock Units:	###TOTAL_AWARDS###

Class of Common Stock covered by Award:	Class A Common Stock of the Company (“Shares”)

“Relevant Employment Date”:	###CF_EE_GRANT_Relevant Employment Date###

“Expiration Date”:	###EXPIRY_DATE###

Vesting Requirements:	[Insert Vesting Requirements]

“Service-Based Requirement”:	###VEST_SCHEDULE_DESCRIPTION###

“Exit Event Requirement”:	[Insert Exit Event Requirement]

In receiving this Award, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of receiving, holding, and potentially vesting in and settlement of the Restricted Stock Units referenced in this Award Agreement:

(a)	This Award of Restricted Stock Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement;

(b)	Participant accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement;

(c)

Prior to settlement under this Award, the Company may require Participant to sign a written confirmation and acceptance that he or she has complied with all terms of this Award Agreement and that he or she accepts and agrees to all of its terms; and

(d)

This Award of Restricted Stock Units is subject to the LOA Policy – RSU Section in effect as of the time this Award was granted. The LOA Policy – RSU Section in effect as of the time this Award was granted is attached hereto as Exhibit B. For the avoidance of doubt, under the terms of the Plan and this Award Agreement, the LOA Policy – RSU Section pertaining to this Award may be amended at any time pursuant to the terms and conditions of the Plan and Section 27 of Part II of this Award Agreement. At any time, the Company may require Participant to sign a written acknowledgement of the impact of a leave of absence or change in work schedule with respect to this Award pursuant to the LOA Policy – RSU Section.

As discussed in Section 13 of Part II of this Award Agreement, this Award is not part of Participant’s ordinary compensation and Participant is hereby put on notice that if Participant does not both comply with the terms of this Award Agreement and sign a written confirmation and acceptance if requested, Participant will have no claim against the Company. Further, if Participant does not keep the Company informed of all changes in his or her residence address and keep an up to date email address on file with the Company and the Company is not able to easily locate Participant, the Company, in its discretion, may cancel this Award at no cost to the Company, subject to Applicable Laws.

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

II.	AGREEMENT

1.    Grant of Restricted Stock Units. The Company hereby grants to the Participant named in the Notice of Grant of Restricted Stock Units (the “Notice of Grant”) in Part I of this Award Agreement an Award of Restricted Stock Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. The purpose of this Award of Restricted Stock Units is to encourage retention and to engage the Participant in making an Exit Event a reality. In addition, tying the vesting of Restricted Stock Units to an Exit Event aligns the interests of the Participant with those of the Company’s stockholders. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail, except to the extent specifically provided in this Award Agreement or as the Administrator may determine is appropriate to give effect to the intent of this Award Agreement. Notwithstanding anything in the Plan or this Award Agreement to the contrary, no amendment to the Plan, other than amendments to increase the Shares reserved for issuance under the Plan, will be deemed to apply to this Restricted Stock Unit Award unless the Administrator specifically determines otherwise (and, in such case, subject to Section 18(c) of the Plan, as and to the extent noted above).

2.    Company’s Obligations. Each Restricted Stock Unit represents the right to receive, subject to the occurrence of the applicable Vesting Date, one Share (such Shares issued in settlement of Restricted Stock Units, “Restricted Stock Unit Shares”) or, in the sole discretion of the Administrator, an amount in cash equal to the Fair Market Value of one Share on the Vesting Date, as described further in Section 6. Unless and until a Restricted Stock Unit has vested in the manner set forth in Section 4, and subject to Section 12(b), Participant will have no right to receive Restricted Stock Unit Shares or cash with respect to such Restricted Stock Unit. Prior to the actual settlement of a vested Restricted Stock Unit in Shares based on the terms of this Award Agreement, each Restricted Stock Unit will represent an unsecured obligation of the Company to issue a Share only from the general assets of the Company (if at all). In all cases, including in the event of Participant’s death, Shares may be acquired pursuant to this Award only as set forth in, and on the terms and subject to the conditions of, this Award Agreement.

3.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time of the settlement of the applicable Restricted Stock Units or at such other time as designated by the Company, if requested or required by the Company, it shall be a condition and term of this Award that Participant deliver to the Company his or her Representation Statement in the form attached hereto as Exhibit A, subject to any updates or modifications to such form prepared by the Company from time to time as the Company may deem necessary or advisable in light of changes to laws or regulations or otherwise. If Participant does not deliver the Representation Statement, if one is requested or required, at the time that the applicable Restricted Stock Units otherwise would be settled (and prior to any deadline specified by the Company) and, in all cases, by the applicable Settlement Deadline (as defined below), then immediately after the earlier of the deadline specified by the Company or the applicable Settlement

Deadline, the applicable Restricted Stock Units that otherwise would be settled will be cancelled and forfeited to the Company for no consideration and in such event, no such Restricted Stock Unit Shares shall be issued with respect to this Award and any rights thereto shall immediately be forfeited for no consideration.

4.    Vesting Requirements.

(a)    Generally. Except as provided in Section 6, and subject to Section 7, the Restricted Stock Units awarded by this Award Agreement will vest only in accordance with the vesting requirements set forth in the Notice of Grant. Participant will vest in, and be eligible to receive a benefit with respect to, a Restricted Stock Unit only if the Service-Based Requirement and the Exit Event Requirement are satisfied on or before the Expiration Date and no Unauthorized Transfer has occurred on or prior to the satisfaction of such requirements. Participant’s Restricted Stock Units will not vest (in whole or in part) if only one (or if neither) of the Service-Based Requirement or the Exit Event Requirement is satisfied on or before the Expiration Date.

(b)    Termination of Service Provider Status. [Insert Termination Provisions]

(c)    Expiration of Restricted Stock Units. If an Exit Event does not occur on or before the Expiration Date set forth in the Notice of Grant, all Restricted Stock Units (regardless of whether or not, or the extent to which, the Service-Based Requirement had been satisfied as to such Restricted Stock Units) shall automatically terminate and be cancelled upon such date for no consideration and at no cost to the Company. For the avoidance of doubt, the occurrence of the Expiration Date on or after a Vesting Date shall have no impact on the settlement of Restricted Stock Units that vest pursuant to such Vesting Date.

(d)    Effect of Termination. Upon a termination of one or more Restricted Stock Units pursuant to this Section 4, Participant will have no further right with respect to such Restricted Stock Units or the Shares previously allocated thereto.

5.    Lock-Up Period. No offer, pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, loan, or other direct or indirect transfer of or disposition of, any Shares (or other securities of the Company) is permitted hereunder nor is the entry into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company) held by Participant (other than those included in the registration) for a period specified by the Company or the underwriters or financial advisors in connection with an IPO Event not to exceed 180 days following such IPO Event (or such other period as may be requested by the Company, the underwriters or the financial advisors of such IPO Event, as applicable, to accommodate regulatory restrictions) (such period, the “Lock-Up Period”).

Participant is hereby notified that it is a term of this Award (and a condition to any potential vesting and settlement) that Participant execute and deliver such agreements as may be reasonably requested by the Company, the underwriters or the financial advisors that are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters or financial advisors, as applicable, in connection with an IPO Event, it is a term of this Award that Participant provide, within ten (10) days of such request, such information as may be requested by the Company or such representative in connection with the completion of any IPO Event. The Company may impose stop-transfer instructions with respect to the Shares (or other securities of the Company) subject to the foregoing restriction until the end of the Lock-Up Period, if any.

6.    Vesting and Settlement.

(a)    General Rule. Subject to Section 9, Restricted Stock Units that vest will be settled in whole Shares, provided that, in the Administrator’s sole discretion, Restricted Stock Units that vest may be settled for an amount in cash equal to the Fair Market Value of the Shares underlying the Restricted Stock Units as of the date of vesting. Subject to the provisions of Section 6(c) and notwithstanding anything in the Plan to the contrary, each vested Restricted Stock Unit that has met all requirements for settlement under this Award Agreement (including with respect to Restricted Stock Units that the Administrator determines will be settled in cash) will be settled no later than the applicable Settlement Deadline. “Settlement Deadline” with respect to a particular vested Restricted Stock Unit means March 15 of the calendar year following the calendar year in which the Vesting Date of such particular Restricted Stock Unit occurs (or, if earlier, March 15 of the calendar year following the calendar year in which occurs the first date on which the applicable Restricted Stock Unit is no longer subject to a substantial risk of forfeiture for purposes of Section 409A). No Restricted Stock Unit will be settled after the Settlement Deadline applicable to it. If any Restricted Stock Unit has not met all the requirements for settlement under this Award Agreement in a manner that would allow it to be settled by the applicable Settlement Deadline, such Restricted Stock Unit will be forfeited as of immediately following the applicable Settlement Deadline. In no event will Participant be permitted, directly or indirectly, to specify the taxable year or date of settlement of any Restricted Stock Units under this Award Agreement. For the avoidance of doubt, there may be multiple Settlement Deadlines, with each such Settlement Deadline corresponding to a particular Restricted Stock Unit.

(b)    Change in Control. Notwithstanding anything in the Plan to the contrary, the first sentence of the second paragraph of Section 13(c) of the Plan will apply to the Restricted Stock Units granted under this Award Agreement such that, as of the effective time of a Change in Control, if the Participant remains a Service Provider through the effective time of such Change in Control, twenty five percent (25%) of the Restricted Stock Units subject to the Award will automatically satisfy the Service-Based Requirement pursuant to Section 13(c) of the Plan.

(c)    Acceleration; Amendment.

(i)    Discretionary Acceleration or Amendment. The Administrator may, pursuant to its authority under, and in accordance with, Section 4(b)(v), Section 4(b)(ix), Section 4(b)(xiii) and Section 9(c) of the Plan, in its discretion, unilaterally (x) accelerate, in whole or in part, the vesting of the Restricted Stock Units, (y) waive or decrease some or all of the requirements required for vesting of unvested Restricted Stock Units at any time, or (z) waive or decrease some or all of the requirements for settlement of Restricted Stock Units at any time, in each case, subject to the terms of the Plan but without the need for Participant consent in any instance, and subject to Section 27 of this Award Agreement; provided, however, that no such acceleration, waiver or decrease shall occur or be effective unless such modification would result in this Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A. If so modified, the Vesting Date with respect to the applicable Restricted Stock Units will be deemed for all purposes of this Award Agreement to be the date specified by the Administrator (provided, that, for purposes of determining the applicable Settlement Deadline with respect to such Restricted Stock Units, the Vesting Date will be deemed to be no later than the first date on which the Restricted Stock Units are no longer subject to a substantial risk of forfeiture for purposes of Section 409A), and any Shares issuable upon settlement of the Award pursuant to such acceleration also will be Restricted Stock Unit Shares for the purposes of this Award Agreement. The settlement of Restricted Stock Unit Shares vesting pursuant to this Section 6(c) shall in all cases be no later than the Settlement Deadline and at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.

(ii)    The Company’s intent is that this Restricted Stock Unit Award be exempt or excepted from the requirements of Section 409A. However, in an abundance of caution, the Company is including in this subsection, certain Section 409A rules that only apply if the Restricted Stock Units are not exempt or excepted, and then only in certain circumstances. Specifically, Section 409A contains rules that must apply to the Restricted Stock Units if (a) they are not exempt or excepted from Section 409A, (b) the Company has any stock that is publicly traded on an established securities market or otherwise at the time Participant’s service terminates, (c) Participant receives acceleration of vesting of the Restricted Stock Units in connection with a termination of service, and (d) at the time of such termination, Participant is considered a “specified employee” under the Section 409A rules. Should these rules ever become applicable to Participant’s Restricted Stock Units, then notwithstanding anything in the Plan, this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant) to the contrary, if the vesting of Restricted Stock Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the settlement of such accelerated Restricted Stock Units will result in the imposition of additional tax under Section 409A if such settlement is on or within the six (6) month period following Participant’s termination as a Service Provider, then the settlement of such accelerated Restricted

Stock Units will not occur until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Restricted Stock Unit Shares will be settled and issued to the Participant’s Legal Representative (as defined below) as soon as practicable following his or her death (subject to Section 8).

(d)    Section 409A. It is the intent of this Award Agreement that it and all issuances and benefits to U.S. taxpayers hereunder be exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception under Section 409A, or otherwise be exempted or excepted from, or comply with, Section 409A, so that none of this Award Agreement, the Restricted Stock Units provided under this Award Agreement, or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or excepted, or to so comply. Each issuance upon settlement of the Award under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will the Company or any Service Recipient (as defined below) have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes that may be imposed, or other costs incurred, on Participant as a result of Section 409A.

7.    Forfeiture. Upon the cancellation and forfeiture events or times specified in Section 4 or Section 12(b), Restricted Stock Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights to the Restricted Stock Units or Restricted Stock Unit Shares so forfeited hereunder.

8.    Death of Participant. The Award of Restricted Stock Units may not be transferred upon Participant’s death by the provisions of any will or trust of Participant or by the laws of descent or distribution or otherwise, and instead will remain in the name of the deceased Participant after his or her death if and to the extent this Award otherwise remains outstanding and eligible to vest and/or be settled pursuant to the terms of this Award Agreement. Any Shares issued in settlement of this Award will be made to the person(s) as provided in this Section. Following the Participant’s death, the Company will communicate about the Award only with Participant’s “Legal Representative,” defined for the purposes of this Award Agreement as (x) the trustee of the revocable trust, if any, established by Participant prior to death that is the residuary beneficiary of Participant’s will; (y) if there is no such trust, the personal representative (or equivalent) of Participant’s probate estate; or (z) if no probate proceeding has been initiated, the executor named in Participant’s will. Any such Legal Representative must (i) furnish the Company with (a) written notice of his or her status as Legal Representative and the names of any successor Legal Representative(s) then designated; (b) contact information as requested by the Company for the Legal Representative and any such successors; and, (c) evidence satisfactory to the Company to establish the validity of the Legal Representative’s status as such and compliance with any laws or regulations pertaining thereto; and (ii) agree to inform the Company within thirty (30) days of any changes to the identity or contact information of the Legal Representative. Further, any settlement to be made with regard to a deceased Participant under this Award Agreement will be made only to the Participant’s then-acting Legal Representative in the Legal Representative’s fiduciary capacity, and the Legal Representative must enter into an agreement in a form prescribed by the Company, that provides that the Legal Representative is acting in a fiduciary capacity with respect to this Award and, as such, is subject to and will be bound by, the terms and conditions of this Award Agreement, and that this Award Agreement shall apply to the Legal Representative to the same extent as to the Participant, including the vesting requirements and the prohibition on future transferability. Without limiting the foregoing in any way, following the death of Participant, all terms, conditions, and obligations set forth in this Award Agreement as being applicable to the Participant or this Award shall, after Participant’s death, continue to apply in the same manner, and nothing herein shall be construed as giving the Legal Representative any right, ability, or consent to take any action that, if Participant was then living and such actions had been taken by Participant, would be prohibited by or inconsistent with any terms, requirements, or obligations set forth in this Award Agreement. The terms of this Section shall be binding upon Participant, Participant’s Legal Representative and successor Legal Representatives, and any heirs, devisees, beneficiaries, agents and assigns of Participant.

9.    Tax Withholding.

(a)    Tax Consequences. Participant is solely responsible for reviewing with his or her own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this Award and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant has been informed that the tax consequences of the benefits provided under this Award Agreement are not warrantied or guaranteed and Participant (and not the Company or any Service Recipient) shall be responsible for Participant’s own tax liability that may arise as a result of this Award or the transactions contemplated by this Award Agreement.

(b)    Responsibility for Taxes. Regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which the Participant is or was providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Restricted Stock Units, any Restricted Stock Unit Shares and any cash paid out on the settlement of Restricted Stock Units under Section 6, including, without limitation, (a) all U.S. federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) and non-U.S. taxes and social insurance liability obligations that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (b) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Restricted Stock Units or sale of Restricted Stock Unit Shares, including where the Restricted Stock Units are settled in cash under Section 6, and (c) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Restricted Stock Units (or vesting thereof or issuance of Restricted Stock Unit Shares or payment of cash thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Company and the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Restricted Stock Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the payment of cash on the settlement of Restricted Stock Units under Section 6 or the subsequent sale of Restricted Stock Unit Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Restricted Stock Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result.

(c)    Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount the Company determines must or shall be withheld for the payment of Tax Obligations (the “Withholding Obligations”) upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise, which may, for the avoidance of doubt, include such amounts in excess of the minimum statutory amount required to be withheld as the Administrator may permit or require, as the Administrator determines in its sole discretion based on the Administrator’s consideration of applicable accounting consequences and the requirements of Applicable Laws (provided that such amounts may not exceed the amounts determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the Withholding Obligations are determined). The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (a) paying cash, (b) electing to have the Company withhold cash or otherwise deliverable Restricted Stock Unit Shares having a fair market value equal to the amount of such Withholding Obligations, (c) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (d) delivering to the Company already vested and owned Shares having a fair market value equal to such Withholding Obligations, (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Withholding Obligations, (f) requiring Participant to make appropriate arrangements with the Company or other Service Recipient for the satisfaction of all Withholding Obligations, or (g) any combination of the foregoing. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Withholding Obligations by reducing the amount of cash or number of Restricted Stock Unit Shares otherwise deliverable to Participant, and, until and unless determined otherwise by the Company, this will be the method by which such Withholding Obligations are satisfied. The Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and no refund shall be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant has been informed that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Withholding Obligations or other Tax Obligations required to be accounted for hereunder at the time of the applicable taxable event, Participant will permanently forfeit Participant’s Restricted Stock Units and any right to receive Shares or cash thereunder and the Restricted Stock Units will be returned to the Company at no cost to the Company. Participant has been informed that the Company may refuse to pay cash or deliver the Restricted Stock Unit Shares if such Withholding Obligations are not delivered at the time they are due.

10.    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable or potentially deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

11.    No Guarantee of Continued Service. PARTICIPANT IS HEREBY NOTIFIED THAT THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE VESTING REQUIREMENTS HEREOF SHALL OCCUR ONLY BY THE SATISFACTION OF THE VESTING REQUIREMENTS SET FORTH IN THIS AWARD AGREEMENT, AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK UNIT AWARD OR RECEIVING RESTRICTED STOCK UNIT SHARES HEREUNDER. PARTICIPANT IS FURTHER NOTIFIED THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING REQUIREMENTS SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12.    Equity Transfers.

(a)    Award is Not Transferable. As detailed further in this Section 12(a), no offer, sale, transfer, assignment, pledge, hypothecation, encumbrance, or disposition, or entry into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership, or solicitation of offers or marketing of any kind for any of the foregoing, whether direct or indirect (including through a broker, finder, intermediary or otherwise) (collectively, “Selling Arrangements”), of this Award, any Restricted Stock Units, Restricted Stock Unit Securities (as defined below), or the rights and privileges conferred hereby in any way shall be permitted or effected (whether by operation of law, contract or otherwise), and this Award and the rights and privileges conferred hereby will not be subject to sale under execution, attachment or similar process. For purposes of this Section, “Restricted Stock Unit Securities” means any Shares (or other securities of the Company) acquired or that may be acquired by the Participant pursuant to the settlement of the Restricted Stock Units under this Award. Upon any attempt to engage in a Selling Arrangement with respect to this Award, any Restricted Stock Units, Restricted Stock Unit Securities, or any right or privilege conferred hereby, or upon any attempted offer or sale under any execution, attachment or similar process, such Selling Arrangement will be void ab initio (void from the moment the attempt began), shall not be recorded on the books of the Company and shall not be recognized or given effect by the Company.

These prohibitions on transferability in this Section do not, and are not meant to, derogate the restrictions on transfer in any Company documents. With respect to the Restricted Stock Unit Shares only (and specifically not including Restricted Stock Units), the transfer restrictions under this Section will lapse upon the expiration of the one-hundred and eightieth (180th) day following an Exit Event, provided, however, that any lock-up, market stand-off or similar restriction set forth in the Plan or any other Company equity incentive plan or this Award Agreement (including as set forth in Section 5) shall continue to be applicable to Participant, this Award, the Restricted Stock Units hereunder, and any Restricted Stock Unit Securities hereunder. Without limiting the transfer and other restrictions set forth herein, the terms of this Section shall be binding upon the Legal Representative, executors, administrators, heirs, successors and assigns of Participant who hold Restricted Stock Unit Securities now or in the future.

(b)    Forfeiture of Award upon Unauthorized Transfer of Shares. Upon any Unauthorized Transfer, all Restricted Stock Units (regardless of whether or not, or the extent to which, the Service-Based Requirement had been satisfied as to such Restricted Stock Units) shall automatically terminate and be cancelled upon such date, and Participant will have no further right with respect to such Restricted Stock Units or applicable Restricted Stock Unit Securities and, for the avoidance of doubt, the Restricted Stock Units shall be treated as having never vested. An “Unauthorized Transfer” means a determination by the Administrator (or its delegate) in its sole discretion at any time prior to settlement of the occurrence of any sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition of any Shares (whether or not such Shares constitute Restricted Stock Unit Securities) or any other securities of the Company held by the Participant or affiliated entities (including, but not limited to, entities that are directly or indirectly controlled by, or under common control with, the Participant, and any trusts or other estate planning vehicles established by or for the benefit of the Participant or any of the Participant’s “family members” (as defined in Rule 701(c)(3) of the Securities Act) prior to the settlement of the Restricted Stock Units without the Company’s consent; provided, however, that the following shall not be Unauthorized Transfers:

With respect to Shares purchased during the Expiration Window (as defined below) under a stock option granted under the Plan or another equity incentive plan maintained by the Company, the sale or other transfer of Shares during the Expiration Window, provided that the number of Shares sold or transferred is equal to or less than the number of Shares purchased under such option during the Expiration Window. For this purpose, “Expiration Window” means the six (6) month period prior to the expiration of the maximum term of the applicable stock option (without regard to any shorter term or earlier termination that may apply, for example, in the event that Participant ceases to be a Service Provider).

13.    Nature of Award. In receiving the Award, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of the Award:

(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)    the Award of Restricted Stock Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of Restricted

Stock units, or similar awards, or benefits in lieu of Restricted Stock units, even if Restricted Stock units or similar awards have been awarded repeatedly in the past;

(c)    all decisions with respect to the granting of future Restricted Stock units or other awards, if any, and the terms of any such grants, will be at the sole discretion of the Company;

(d)    Participant’s participation in the Plan shall not create a right to further employment or engagement with the Company or with Employer or be interpreted as forming or amending an employment or service relationship and shall not interfere with the ability of the Company or Employer to terminate Participant’s employment or service relationship at any time;

(e)    Participant is not required to participate in the Plan;

(f)    the Award of Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not intended to replace any pension rights or compensation;

(g)    the Award of Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or welfare benefits or similar payments;

(h)    the Award of Restricted Stock Units will not be interpreted to form an employment contract or service relationship with the Company or any Parent or Subsidiary of the Company;

(i)    the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)    unless otherwise provided by the Company in its discretion, the Restricted Stock Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Restricted Stock Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(k)    unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary or affiliate of the Company;

(l)    the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan; and

(m)    the following provisions apply only if Participant is providing, or does in the future provide, services outside the United States:

(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from the termination of Participant as a Service

Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any), and in consideration of the award of the Restricted Stock Units to which Participant is otherwise not entitled, Participant is not entitled to institute any claim against the Company, the Employer or any other Parent or Subsidiary, Participant’s ability, if any, to bring any such claim is hereby waived, and the Company, the Employer or any other Parent or Subsidiary are hereby released from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, arbitral tribunal, or any other proceeding or legal action, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and to agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(ii)    neither the Plan nor this Award Agreement form part of Participant’s terms of employment or service with the Company or any Parent or Subsidiary; and

(iii)    Participant has been informed that neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

14.    Data Privacy. The Company’s Privacy and Security Statement (the “External Privacy Notice”) is available online at: https://www.palantir.com/privacy-and-security.

The information in this Section is provided to Participant by the Company for the purpose of processing Personal Data (as such term is used in the External Privacy Notice) in the context of implementing, administering and managing the Plan. For the purposes of this Section, the Company is the controller. Where local data protection laws require the appointment of a local representative, such representative will be the Company’s Data Protection Officer. A glossary of terms used in this Section is provided below.

This Section applies in addition to the Company’s Employee Privacy and Security Statement.

Participant is responsible for (i) providing the Employer and the Company with accurate and up-to-date Personal Data; and (ii) updating those Personal Data in the event of any material changes.

For any questions related to this Section or relating to the Company’s processing of Personal Data, please contact the Data Protection Officer at privacy@palantir.com or                     .

For the purposes of this Section:

“controller” means the entity that decides how and why Personal Data are processed.

“process”, “processing” or “processed” means anything that is done with Personal Data, including collecting, storing, accessing, using, editing, disclosing or deleting those data.

15.    Language. If Participant has received this Award Agreement, or any other document related to the Restricted Stock Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16.    Appendix. The Award of Restricted Stock Units is subject to any special provisions set forth in the country-specific appendix made available to the Participant in connection with this Award Agreement (as may be amended and/or restated from time to time). The terms and conditions within such appendix under the name of a particular country shall apply to Participant if, at any time during which the Award of Restricted Stock Units is outstanding, Participant resides and/or is employed in that country or is otherwise subject to the laws of that country and, in such circumstances, such terms and conditions supplement, amend and/or supersede the terms of this Award Agreement, provided, however, that that no such terms or conditions shall be effective unless such terms and conditions would result in this Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A.

17.    Imposition of Other Requirements. Subject to Section 27 of this Award Agreement, the Company reserves the right to impose other requirements on the Restricted Stock Units and the Shares subject to the Award, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. The Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Restricted Stock Unit Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING AN “IPO EVENT” AS DEFINED AND SET FORTH IN THE RESTRICTED STOCK UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY, THE UNDERWRITER OR THE FINANCIAL ADVISOR.

(b)    Stop-Transfer Notices. To ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

19.    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Palantir Technologies Inc., 100 Hamilton Avenue, Suite 300, Palo Alto, CA 94301, Attention: Legal Department, or by email to                      and                     , or at such other address or through such other method as the Company may hereafter designate in writing.

20.    Electronic Delivery. Participant is notified that the Company may deliver by email or other electronic means all documents relating to the Plan (including, without limitation, a copy of the Plan) and the Restricted Stock Units awarded under this Award Agreement. Participant is also notified that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by email or by paper communication. Participant may at any time state that he or she does not consent to such electronic delivery of documents by emailing                     .

21.    No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

22.    Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is hereby notified that it is his or her responsibility to comply with any applicable restrictions and Participant is advised to speak to his or her personal advisor on this matter.

23.    Foreign Asset/Account Reporting Requirements. Participant is hereby notified that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any dividends paid on the Shares acquired under the Plan, if applicable) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant may also be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. Participant is hereby notified that it is Participant’s responsibility to be compliant with such regulations, and Participant should speak to his or her personal advisor on this matter.

24.    Successors and Assigns. The Company may assign any of its rights and/or obligations under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her Legal Representative, heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.

25.    Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-United States Laws (as defined below), the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her Legal Representative as set forth in Section 8) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the applicable Settlement Deadline with respect to a Restricted Stock Unit in a manner that would allow it to be settled by the applicable Settlement Deadline, such Restricted Stock Unit will be forfeited as of immediately following the Settlement Deadline for no consideration and at no cost to the Company. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of a Restricted Stock Unit as the Administrator may establish from time to time for reasons of administrative convenience and any such certificate may be in book entry form.

26.    Interpretation. The Administrator has the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not the conditions for Restricted Stock Unit vesting and any other conditions for settlement of the Award have been satisfied). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

Any laws, regulations, rules, ordinances, codes, rules, rulings, administrative orders or other legal requirements (“Laws”) referenced in or applicable to this Award Agreement means such Laws as from time to time amended, modified or supplemented, including by succession of comparable successor Laws. In the case of any Laws referenced in or applicable to this Award Agreement, the Administrator shall be authorized and empowered to determine in its good faith discretion the application of any change in Laws (including new Laws, amendments, repeals, successor Laws, court or administrative orders interpreting or relating to Laws, or otherwise) and to give effect thereto as if such Laws had been in effect on the date of this Award Agreement; provided, however, that no such action, decision or determination shall occur or be effective unless it would result in this Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A as a result of such action, decision or determination.

27.    Modifications to this Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The acceptance of any settlement under this Award signifies Participant’s agreement that Participant is not accepting this Award or any Shares issued hereunder in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only by approval of the Administrator that is memorialized in an express written instrument executed by a duly authorized signatory of the Company. Notwithstanding anything in the Plan or this Award Agreement to the contrary, but subject to the immediately following sentence, the Administrator may, without the consent of the Participant, modify this Award Agreement in any of the following manners (provided, however, that no such modification or deferral of issuance upon settlement of the Award shall occur or be effective unless such modification would result in this Restricted Stock Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Restricted Stock Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A): (a) take any action permitted by Section 6(c) of this Award Agreement, including to waive or decrease, in whole or in part, some or all of the requirements required for vesting of all or a portion of the unvested Restricted Stock Units; or (b) waive or decrease some or all of the requirements for settlement of Restricted Stock Units. Notwithstanding the foregoing or anything in the Plan or this Award Agreement to the contrary, the Company reserves the right, in its sole discretion and without the consent of Participant, to take such reasonable actions and make any amendments to the Plan and/or this

Award Agreement as it deems necessary, advisable or desirable to maintain an exemption or exception from or comply with Section 409A, or to otherwise avoid imposition of any additional tax or income recognition under Section 409A.

28.    Governing Law; Severability. This Award Agreement and the Restricted Stock Units are governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court or arbitrator of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect without said provisions.

29.    Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement shall apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award and/or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement.

30.    Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the Restricted Stock Units awarded hereunder and supersede in their entirety all prior undertakings and agreements of the Company and Participant, with respect to the subject matter hereof. This Award Agreement may not be modified adversely to the Participant’s interest except as permitted by this Award Agreement (including, without limitation, Sections 6 and 27) or by means of a writing signed by the Company and Participant. Without limiting the generality of the foregoing, any information or statements provided or made available by the Company on its wiki, intranet, Shareworks or other equity administration portal in use by the Company, compensation dashboard, cloud-based services, or any other electronic or other means (collectively, “Equity Systems”) shall not constitute a term of or a modification to this Award Agreement except as specifically provided herein, and all such information is and shall be qualified in its entirety by reference to this Award Agreement. Furthermore, for clarity, any and all formulas, notional “vesting commencement” (or the like) dates, vesting schedules or formulas, and references to “vesting” or the like in any of the Equity Systems or Company communication are for the Company’s administrative convenience only and shall not have legal or contractual effect and shall not modify, alter, or amend any of the terms of this Award Agreement either on a retroactive or prospective basis at any time.

EXHIBIT A

REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Palantir Technologies Inc.

SECURITIES	:	Class A Common Stock

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities (the “Securities”), the undersigned Participant represents to the Company the following:

(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Participant has no present intention of selling, granting any participation in, or otherwise distributing the same. Participant does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person, with respect to any of the Securities.

(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that such exemption may not be available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

Participant is familiar with Rule 144, as promulgated under the Securities Act, and understands the resale limitations imposed thereby and by the Securities Act and the other rules and regulations promulgated thereunder.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

LOA POLICY – RSU SECTION

APPENDIX

COUNTRY-SPECIFIC PROVISIONS

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

NOTICE OF STOCK OPTION GRANT AND STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended 2010 Equity Incentive Plan, as amended from time to time (the “Plan”), shall have the same defined meanings in this Stock Option Agreement (this “Option Agreement”).

I.	NOTICE OF STOCK OPTION GRANT

The Participant has been granted an option (the “Option”) to purchase shares of the Company’s Class A Common Stock or Class B Common Stock, as specified below, subject to the terms and conditions of the Plan, this Option Agreement, and any ancillary documents, all of which are delivered with and incorporated into this Option Agreement.

Name of Participant:	###PARTICIPANT_NAME###
Participant Address:	###HOME_ADDRESS###
Grant Number:	###EMPLOYEE_GRANT_NUMBER###
Date of Grant:	###GRANT_DATE###
Vesting Commencement Date:	###ALTERNATIVE_VEST_BASE_DATE###
Total Number of Option Shares:	###TOTAL_AWARDS###
Class of Common Stock Subject to Option:	Class A Common Stock
Exercise Price Per Share:	###GRANT_PRICE###
Total Exercise Price:	###TOTAL_EXERCISE_PRICE###
Term/Expiration Date:	###EXPIRY_DATE###
Type of Option Grant:	###DICTIONARY_AWARD_NAME###
Early Exercise Permitted:	###ALLOW_EARLY_EXERCISE###

Vesting Schedule Summary:

###VEST_SCHEDULE_DESCRIPTION###

(For the avoidance of doubt, the description above is an auto-generated narrative summary and is not intended to reflect the complete vesting schedule. In the case of an Option that has been split into two related grants because it exceeds the ISO (as defined below) limit, the summary above applies to both related grants on a combined basis (see the “Incentive Stock Options” section below). This summary is qualified in its entirety by the “Vesting Schedule” section below and the other terms and conditions set forth in this Option Agreement.)

Vesting Schedule:

On the terms and subject to the conditions set forth in this Option Agreement, the Option shall be exercisable, in whole or in part, according to the vesting schedule set forth in Schedule A attached hereto (as such vesting schedule may be amended or modified from time to time in accordance with this Option Agreement and the Plan); provided, however, that for the avoidance of doubt, in the event of any conflict, discrepancy, or inconsistency between the vesting schedule set forth above and the document or action of the Company’s Board of Directors or its authorized committee approving the Option pursuant to the Plan (the “Approval”), the Approval shall govern the initial vesting terms. Any portion of the Option that shall vest on a monthly basis per such vesting schedule shall vest on the same day of the applicable vesting month as the Vesting Commencement Date set forth above (and if there is no corresponding day, on the last day of such month), subject to Participant continuing to be a Service Provider through each such date.

Adjustments to Vesting Schedule:

Notwithstanding the aforementioned vesting schedule, in accordance with Section 11 of the Plan, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, (a) the vesting schedule of the Option will be adjusted or suspended during any leave of absence in accordance with the Company’s leave of absence and/or reduced work schedule and/or part-time policy in effect at the time of such leave and (b) if, after the Date of Grant of the Option, Participant commences working on a part-time or reduced work schedule basis, the vesting schedule will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect.

Incentive Stock Options:

If the Type of Option Grant above is designated as “Options (ISO),” then, as of the Date of Grant, it is expected that the maximum number of shares subject to the Option qualify as an Incentive Stock Option (“ISO”) as defined and restricted in Section 422 of the Code, and the remaining portion, if any, constitute a Nonstatutory Stock Option (“NSO”). Please note that NSOs may be referred to in Shareworks or in related documents or communications as “Options (NQ).”

Please note that Incentive Stock Option qualification and status may change in the future. Please see Section 1 of Part II of this Option Agreement for important information regarding Incentive Stock Options.

Termination Period:

Subject to the applicable vesting requirements set forth in this Option Agreement, if Participant ceases to be a Service Provider, any vested portion of the Option shall be exercisable until, and shall terminate (to the extent not exercised) on the day immediately following, the earliest to occur of:

(a)     the third anniversary of the date that Participant ceases to be a Service Provider; or

(b)     the Term/Expiration Date set forth above.

Notwithstanding the foregoing, in no event may the Option be exercised after the Term/Expiration Date as provided above, and the Option may be subject to earlier termination as provided in Section 13 of the Plan.

II.	AGREEMENT

1.     Grant of Option. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Option Grant in Part I of this Option Agreement (“Participant”), an Option to purchase the number of Shares set forth in the Notice of Stock Option Grant included as Part I of this Option Agreement (“Notice of Stock Option Grant”), at the exercise price per Share set forth in the Notice of Stock Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

For participants who are U.S. taxpayers, if designated in the Notice of Stock Option Grant as an ISO, the Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), the Option shall be treated as a NSO. Further, if for any reason the Option (or portion thereof) shall not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event shall the Administrator, the Company or any Parent or Subsidiary or any of their respective employees or directors have any liability or obligation to reimburse, indemnify, or hold harmless Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2.     Exercise of Option.

(a)     Right to Exercise. The Option shall be exercisable during its term in accordance with the vesting schedule set forth in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement, including compliance with all terms, obligations, and conditions hereof.

(b)     Method of Exercise. The Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares, together with any applicable tax withholding. The Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price, together with any applicable tax withholding.

No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with Applicable Laws. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Participant on the date on which the Option is exercised with respect to such Shares.

3.     Participant’s Representations. In the event the Shares have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), at the time the Option is exercised, Participant shall, if required by the Company, concurrently with the exercise of all or any portion of the Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.

4.     Lock-Up Period. Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NYSE Rule 472(f)(4), or any successor provisions or amendments thereto or NASD or FINRA equivalents).

Participant shall execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 4 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant is hereby notified that any transferee of the Option or shares acquired pursuant to the Option shall be bound by this Section 4.

5.     Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of Participant:

(a)     cash;

(b)     check;

(c)     wire transfer;

(d)     consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

(e)     surrender of other Shares which (i) shall be valued at its Fair Market Value on the date of exercise, and (ii) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such Shares, in the sole discretion of the Administrator, shall not result in any adverse accounting consequences to the Company; or

(f)     if approved by the Company in its sole discretion, tender of a promissory note and security agreement under such terms and conditions as the Company may determine. The Company may, in its sole discretion, allow such promissory note to also include amounts sufficient to meet any tax withholding obligations under Section 9 of Part II of this Option Agreement.

6.     Restrictions on Exercise. The Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any Applicable Law.

7.     Non-Transferability of Option.

(a)     Unless determined otherwise by the Administrator, the Option may not be sold, pledged, assigned, hypothecated, or otherwise transferred in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of Participant, only by Participant. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)     Further, during the period the Company is relying upon the exemption from registration provided in Rule 12h-1(f)(1) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”) until the Company either (i) becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or (ii) is no longer relying upon the Rule 12h-1(f) Exemption, the Option or, prior to exercise, the Shares subject to the Option, shall not be pledged, hypothecated, or otherwise transferred or disposed of in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (x) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (y) an executor or guardian of Participant upon the death or disability of Participant, in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption. Notwithstanding the foregoing sentence, the Administrator, in its sole discretion, may determine to permit transfers to the Company or in connection with a Change in Control or other acquisition transactions involving the Company to the extent permitted by Rule 12h-1(f) of the Exchange Ange or, if the Company is not relying on the Rule 12h-1(f) Exemption, to the extent permitted by the Plan.

(c)     Any transfer of the Option not made in conformity with the terms of the Option shall be null and void, shall not be recorded on the books of the Company, and shall not be recognized by the Company.

8.     Term of Option. The Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement, including any country-specific appendix attached hereto and any other exhibits hereto.

9.     Tax Obligations.

(a)     Tax Withholding. Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount, if any, actually withheld by the Company or the Employer. The Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Option, including, but not limited to, the grant, vesting or exercise of the Option, or the subsequent sale of Exercised Shares; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Option to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant has become subject to tax in more than one jurisdiction, the Company and/or the Employer (or former employer, as applicable) may be required and shall be permitted to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant will be obligated to pay or make adequate arrangements satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, the Company and/or the Employer, or their respective agents, at their discretion, are permitted and authorized to satisfy the obligations with regard to all Tax-Related Items, in whole or in part, by one or a combination of the following at the Company’s election: (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable Exercised Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, (iii) selling a sufficient number of Shares otherwise deliverable to Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld, or (iv) any method determined by the Administrator or the Company to be in compliance with Applicable Laws.

Depending on the withholding method, the Company or the Employer may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including maximum applicable rates in Participant’s jurisdictions, in which case, Participant may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in Common Stock. If the obligation for Tax-Related Items is satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued the full number of Exercised Shares subject to the exercised Options, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Tax-Related Items due as a result of any aspect of Participant’s participation in the Plan.

Finally, Participant shall be obligated to pay to the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to honor the exercise and refuse to issue or deliver the Exercised Shares if Participant fails to comply with Participant’s obligations in connection with the Tax-Related Items.

(b)     Notice of Disqualifying Disposition of ISO Shares. For U.S. taxpayers, if the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Exercised Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after the date of exercise, Participant shall be obligated to immediately notify the Company in writing of such disposition. Participant is hereby notified that Participant may be subject to U.S. income tax withholding by the Company on the compensation income recognized by Participant.

(c)     Code Section 409A. For U.S. taxpayers, under Code Section 409A, a stock right (such as the Option) that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per share exercise price that is determined by the U.S. Internal Revenue Service (the “IRS”) to be less than the fair market value of an underlying share on the date of grant (a “discount option”) may be considered “deferred compensation.” A stock right that is a “discount option” may result in (i) income recognition by the recipient of the stock right prior to the exercise of the stock right, (ii) an additional twenty percent (20%) U.S. federal income tax, and (iii) potential penalty and interest charges. The “discount option” may also result in additional U.S. state income, penalty and interest tax to the recipient of the stock right. Participant is hereby notified that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of the Option equals or exceeds the fair market value of a Share on the Date of Grant in a later examination. Participant is hereby notified that if the IRS determines that the Option was granted with a per Share exercise price that was less than the fair market value of a Share on the Date of Grant, Participant shall be solely responsible for Participant’s costs related to such a determination.

10.    Nature of Grant. In receiving the grant, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of receiving, holding, and exercising the Option:

(a)     the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)     the grant of the Option is exceptional, voluntary and occasional and does not create any contractual or other right to receive future grants of options, or benefits in lieu of options, even if options have been granted repeatedly in the past;

(c)     all decisions with respect to future option grants, if any, will be at the sole discretion of the Administrator;

(d)     the grant of the Option and Participant’s participation in the Plan shall not create a right to further employment or engagement with the Company or with Employer or be interpreted as forming or amending an employment or service relationship and shall not interfere with the ability of the Company or Employer to terminate Participant’s employment or service relationship at any time;

(e)     Participant is voluntarily participating in the Plan;

(f)     the Option and the Shares subject to the Option, and the income from and value of same, are not intended to replace any pension rights or compensation;

(g)     the Option and the Shares subject to the Option, and the income from and value of same, are not part of normal or expected compensation or salary for purposes of, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or welfare benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer or any Subsidiary of the Company;

(h)     the future value of the underlying Shares is unknown, indeterminable, and cannot be predicted with certainty;

(i)     if the underlying Shares do not increase in value, the Option will have no value;

(j)     if Participant exercises the Option and acquires the underlying Shares, the value of such underlying Shares may increase or decrease in value, even below the Exercise Price;

(k)     no claim or entitlement to compensation or damages shall arise from forfeiture of the Option after Participant ceases to be a Service Provider (for any reason whatsoever and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or service agreement, if any) and in consideration of the grant of the Option to which Participant is otherwise not entitled, Participant irrevocably agrees that, as a condition to receiving and holding the Option, Participant shall never institute any claim against the Company and the Employer, Participant’s ability, if any, to bring any such claim is hereby waived, and the Company and the Employer are hereby released from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and to agree to execute any and all documents necessary to request dismissal or withdrawal of such claims;

(l)     unless otherwise agreed with the Company, the Option and the Shares subject to the Option, and the income from and value of same, are not granted as consideration for, or in connection with, any service Participant may provide as a director of the Company or any Parent or Subsidiary;

(m)    should Participant cease to be a Service Provider (for any reason whatsoever and whether or not later found to be invalid or in breach of employment or other laws in the jurisdiction where Participant is employed or otherwise rendering services or the terms of Participant’s employment or service agreement, if any), (i) Participant’s right to vest in the Option under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and (ii) Participant’s right to exercise the Option after termination, if any, will be measured from such date; the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of the Option;

(n)     the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan; and

(o)     the following provisions apply to Participant if Participant is providing services outside the United States:

(i) the Option and the Shares subject to the Option, and the income from and value of same, are not part of normal or expected compensation or salary for any purposes; and

(ii) neither the Company, the Employer nor any other Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the U.S. Dollar that may affect the value of the Option or of any amounts due to Participant pursuant to the exercise of the Option or the subsequent sale of Shares acquired upon exercise of the Option.

11.    Data Privacy. The Company’s Privacy and Security Statement (the “External Privacy Notice”) is available online at: https://www.palantir.com/privacy-and-security.

The information in this Section 11 of this Part II of this Option Agreement is provided to Participants by the Company for the purpose of processing Personal Data (as defined in the External Privacy Notice) in the context of implementing, administering and managing the Plan. For the purposes of this Section 11, the Company is the controller. Where local data protection laws require the appointment of a local representative, such representative will be the Company’s Data Protection Officer. A glossary of terms used in this section is provided below.

This section applies in addition to the Company’s Employee Privacy and Security Statement.

Participant is responsible for: (i) providing the Employer and the Company with accurate and up-to-date Personal Data; and (ii) updating those Personal Data in the event of any material changes.

For any questions related to this section or relating to the Company’s processing of Personal Data, please contact the Data Protection Officer at privacy@palantir.com or                     .

For the purposes of this Section:

‘controller’ means the entity that decides how and why Personal Data are processed.

‘process’, ‘processing’ or ‘processed’ means anything that is done with Personal Data, including collecting, storing, accessing, using, editing, disclosing or deleting those data.

12.    Language. If Participant has received this Option Agreement, or any other document related to the Option and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.    Severability. The provisions of this Option Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14.    Appendix. The Option shall be subject to any special provisions set forth in the country-specific appendix for Participant’s country of residence. If Participant relocates to one of the countries included in the Appendix during the life of the Option, the special provisions for such country shall apply to Participant, to the extent the Company determines that the application of such provisions is necessary or advisable for legal or administrative reasons. The country-specific appendix constitutes part of this Option Agreement.

15.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Option and the Shares subject to the Option, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

16.    Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Option Agreement (including the country-specific appendix and any other exhibits hereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to Participant’s interest except by means of a writing signed by the Company and Participant.

17.    Governing Law and Venue. This Option Agreement is governed by, and construed in accordance with, the internal substantive laws but not the choice of law rules of California. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or this Option Agreement, the Company and, as a condition of receiving and holding the Option, Participant, hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Santa Clara, California, United States of America or the federal courts for the United States for the Northern District of California, and no other courts, where this grant is made and/or to be performed.

18.    No Guarantee of Continued Service. PARTICIPANT IS HEREBY NOTIFIED THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER IS HEREBY NOTIFIED THAT THIS OPTION AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE, EXCEPT AS OTHERWISE PROVIDED UNDER APPLICABLE LAWS.

19.    Miscellaneous. Participant has received a copy of the Plan and is responsible for being familiar with the terms and provisions thereof, and is receiving and shall hold the Option subject to all of the terms and provisions thereof, including any terms and conditions for Participant’s country included in the country-specific appendix and the terms and conditions of any other exhibit hereto. Participant is responsible for reviewing the Plan and the Option in their entirety, has been given an opportunity to obtain the advice of counsel prior to executing the Option and is responsible for fully understanding all provisions of the Option. As a condition to receiving and holding the Option, Participant shall be obligated to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or the Option. Participant is further responsible for notifying the Company upon any change in the residence address indicated in the Notice of Stock Option Grant.

20.    Waiver. Participant is hereby notified that a waiver by the Company of breach of any provision of this Option Agreement shall not operate or be construed as a waiver of any other provision of this Option Agreement, or of any subsequent breach of this Option Agreement.

21.    Insider Trading Restrictions/Market Abuse Laws. Participant is hereby notified that Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is hereby notified that it is his or her responsibility to comply with any applicable restrictions and Participant is advised to speak to his or her personal advisor on this matter.

22.    Foreign Asset/Account Reporting Requirements. Participant is hereby notified that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any dividends paid on the Shares acquired under the Plan, if applicable) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. Participant is hereby notified that it is Participant’s responsibility to be compliant with such regulations, and Participant should speak to his or her personal advisor on this matter.

23.    Binding Terms. The terms, conditions, obligations, and requirements of this Option Agreement shall apply as a condition of receiving and holding the Option without the need for any manual or other execution of this Option Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding and/or exercising the Option, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Option Agreement.

24.    Additional Terms / Notifications. Participant is hereby notified that the Option is granted under and governed by the terms and conditions of the Plan, this Option Agreement, and any ancillary documents, all of which are delivered herewith and fully incorporated herein as a part of this document.

Participant is in receipt of, and is responsible for understanding and complying with, this Option Agreement, the Plan, and any ancillary documents. Participant further is notified that as of the Date of Grant, this Option Agreement, the Plan, and any ancillary documents set forth the entire understanding between Participant and the Company regarding the Option and supersede all prior oral and written agreements on that subject.

Participant is further notified that the Company may deliver by email or other electronic means all documents relating to the Plan or the Option (including, without limitation, a copy of the Plan) other equity awards granted to Participant, and all other documents that the Company is required to deliver to its security holders (including, without limitation, disclosures that may be required by the U.S. Securities and Exchange Commission). Participant is also notified that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by email or by paper communication. Participant may at any time withdraw consent to such electronic delivery of documents by emailing                     .

Participant may obtain a paper copy at any time (and at the Company’s expense) by requesting one from                     .

PARTICIPANT IS HEREBY INSTRUCTED TO ALSO READ THE ATTACHED SUPPORTING DOCUMENTS, WHICH INCLUDE IMPORTANT TERMS AND CONDITIONS THAT APPLY TO THE OPTION GRANT.

Schedule A

Vesting Schedule

###VEST_SCHEDULE_TABLE###

EXHIBIT A

2010 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

Palantir Technologies Inc.

100 Hamilton Ave., Suite 300

Palo Alto, CA 94301

Attention: Chief Executive Officer

1.

Exercise of Option. Effective as of today,             ,         , the undersigned (“Participant”) hereby elects to exercise Participant’s option (the “Option”) to purchase                      shares of Class                      Common Stock (the “Shares”) of Palantir Technologies Inc. (the “Company”) under and pursuant to the 2010 Equity Incentive Plan (the “Plan”) and the Stock Option Agreement, including any country-specific appendix and any other exhibits to the Stock Option Agreement, dated             ,          (the “Option Agreement”).

2.

Delivery of Payment. Participant herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all income tax, social insurance, payroll tax, payment on account or other tax-related withholdings related to Participant’s participation in the Plan and legally applicable to Participant in connection with the exercise of the Option (“Tax-Related Items”).

3.

Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement, acknowledges and agrees that the Option is subject to, and Participant agrees to abide and be bound by, their terms and conditions. Participant has manually or electronically signed the Option Agreement if so requested by the Company.

4.

Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Common Stock subject to an Award, notwithstanding the exercise of the Option. The Shares shall be issued to Participant as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 13 of the Plan.

5.

Company’s Right of First Refusal. Before any Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift, operation of law or upon the Participant’s death or disability), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 5 (the “Right of First Refusal”). For the avoidance of doubt, the Right of First Refusal shall apply to any transfer in connection with the Participant’s death, including but not limited to a transfer by will or intestacy, as well as upon a transfer during the Participant’s lifetime to a legal representative (including a guardian or conservator) of the Participant upon the disability of the Participant.

(a) Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration, if any, for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s). If the transfer is for no consideration, the Offered Price shall be deemed to be the Fair Market Value of the Shares on the date of the Notice. By way of example but not limitation, upon a transfer that otherwise would occur by will or intestacy upon the Participant’s death, the Offered Price shall be deemed to be the Fair Market Value of the Shares on the date of the Notice. The transfer of any Shares shall be subject to the restrictions on transfer, if any, set forth in the Company’s certificate of incorporation or bylaws.

(b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c) Purchase Price. The purchase price (“Purchase Price”) for the Shares purchased by the Company or its assignee(s) under this Section 5 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d) Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e) Holder’s Right to Transfer. Subject to the restrictions on transfer, if any, set forth in the Company’s certificate of incorporation or bylaws, if all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 5, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 5 shall continue to apply to the Shares in the hands of such Proposed Transferee. In addition to the restrictions enumerated in the foregoing sentence, and unless otherwise determined by the Administrator, Holder may not sell or otherwise transfer such Shares to a Proposed Transferee if such Proposed Transferee is an individual, company or other entity identified by the Company as a potential competitor or is otherwise considered unfriendly to the interests of the Company by the Board of Directors of the Company. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred. The terms of this Section 5(e) may be waived by the Company in its sole discretion. In the case of any transfer effected in accordance with this Section 5(e), the transferee, assignee or other recipient must have agreed in writing that they are receiving and will hold the Shares subject to the provisions of this Section 5 and Section 6, and there shall be no further transfer of such Shares except in accordance with this Section 5 or Section 6.

(f) Exception for Tax or Estate Planning. Notwithstanding anything to the contrary contained in this Section 5, the Participant’s transfer of the Shares during the Participant’s lifetime or on the Participant’s death by beneficiary designation (if validly designated under applicable law), will or intestacy, in each case that is effected for estate or tax planning purposes pursuant to a gift or other transfer without consideration to a single transferee shall be exempt from the provisions of this Section 5; provided, however, that except with respect to a transfer required by a domestic relations order, until and unless the restrictions of this Section 5(f) have terminated pursuant to Section 5(g), any such transfer (1) must result in the transfer of all of Participant’s Shares and other shares of Company common stock then held by Participant to such transferee, and (2) Participant or Participant’s legal representative (including a guardian or conservator) must agree that any shares of Company common stock acquired by Participant or Participant’s estate or beneficiary (if validly designated under applicable law) after the date of such transfer will be automatically transferred, without further action by the Participant or such legal representative, to the same transferee such that neither the transfer nor any subsequent acquisition of Company common stock results in any shares of Company common stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the U.S. Securities Exchange Act of 1934) by a larger number of stockholders of the Company following such transfer or subsequent acquisition. Any such transferee must have agreed in writing that they are receiving and holding the Shares subject to the provisions of this Section 5 and Section 6, and there shall be no further transfer of such Shares except in accordance with this Section 5 or Section 6.

(g) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

6.	Right of Repurchase.

(a) Repurchase Right. If Participant’s status as a Service Provider is terminated as a result of Participant’s death, the Company shall have the right and option for ninety (90) days from such date to purchase from the personal representative of the Participant’s estate, the Participant’s validly designated beneficiary or from any person(s) to whom the Shares are transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution, as the case may be (the “Legal Representative”), all of Participant’s Shares acquired pursuant to this Option as of the date of such termination at the Fair Market Value of such Shares (as determined under the Plan) on the date of such termination (the “Right of Repurchase”).

(b) Exercise of Right of Repurchase. Upon the occurrence of such termination as a result of Participant’s death, the Company may exercise its Right of Repurchase by delivering personally or by registered mail, to Participant’s Legal Representative, a notice in writing indicating the Company’s intention to exercise the Right of Repurchase AND, at the Company’s option, (i) by delivering to Participant’s Legal Representative a check in the amount of the aggregate repurchase price, or (ii) by the Company canceling an amount of Participant’s indebtedness to the Company equal to the aggregate repurchase price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the

Company.

(c) Designation. Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Right of Repurchase under this Exercise Notice and purchase all or a part of such Shares.

(d) Exception for Tax or Estate Planning. Notwithstanding anything to the contrary contained in this Section 6, the Participant’s transfer of the Shares during the Participant’s lifetime or on the Participant’s death by beneficiary designation, will or intestacy, in each case that is effected for estate or tax planning purposes pursuant to a gift or other transfer without consideration to a single transferee shall be exempt from the provisions of this Section 6; provided, however, that except with respect to a transfer required by a domestic relations order, until and unless the restrictions of this Section 6(d) have terminated pursuant to Section 6(f), any such transfer (1) must result in the transfer of all of Participant’s Shares and other shares of Company common stock then held by Participant to such transferee, and (2) Participant or Participant’s legal representative (including a guardian or conservator) must agree that any shares of Company common stock acquired by Participant or Participant’s estate or beneficiary after the date of such transfer will be automatically transferred, without further action by the Participant or such legal representative, to the same transferee such that neither the transfer nor any subsequent acquisition of Company common stock results in any shares of Company common stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the U.S. Securities Exchange Act of 1934) by a larger number of stockholders of the Company following such transfer or subsequent acquisition. Any such transferee must have agreed in writing that they are receiving and holding the Shares subject to the provisions of Section 5 and this Section 6, and there shall be no further transfer of such Shares except in accordance with Section 5 or this Section 6.

(e) Termination for Failure to Exercise. If the Company does not elect to exercise the Right of Repurchase conferred above by giving the requisite notice within ninety (90) days following the date of such termination, the Right of Repurchase shall terminate.

(f) Termination. Notwithstanding the foregoing, the Right of Repurchase shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control of the Company in which the successor corporation has equity securities that are publicly traded.

7.

Waiver. The provisions of Sections 5 and 6 may be waived, with respect to any transaction subject thereto, by the Board; provided, however, that the restrictions and requirements set forth in Section 5 and 6 shall continue to apply to the Shares subsequent to such transaction.

8.

Tax Consultation. Participant understands that Participant may suffer adverse tax consequences with respect to Tax-Related Items as a result of Participant’s purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any advice related to Tax-Related Items.

9.	Restrictive Legends and Stop-Transfer Orders.

(a) Legends. This Exercise Notice shall constitute the notice required by Section 151(f) of the General Corporation Law of the State of Delaware in respect of the Company’s authorization to issue more than one class of stock or more than one series of any class of stock as well as any restrictions on transfer or ownership in respect of the Shares. Participant is deemed to have notice of the following and understands and agrees that, in the event the Shares are or become represented by certificates, the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon such certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by U.S. state or federal, as well as foreign securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL AND A RIGHT OF REPURCHASE HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL AND RIGHT OF REPURCHASE ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b) Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d) Void Transfers. Any transfer not made in conformity with the terms of this Exercise Notice shall be null and void.

10.

Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

11.

Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

12.

Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

13.

Entire Agreement. The Plan and Option Agreement, including any country-specific appendix and any other exhibits to the Option Agreement, are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement (including any country-specific appendix and any other exhibits to the Option Agreement) and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

IN WITNESS WHEREOF, the parties have executed this Exercise Notice as of the date first above written.

Submitted by:	Accepted by:

PARTICIPANT	PALANTIR TECHNOLOGIES INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

100 Hamilton Avenue, Suite 300

Palo Alto, CA 94301

Date Received

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	PALANTIR TECHNOLOGIES INC.

SECURITY	:	CLASS __ COMMON STOCK

AMOUNT	:

DATE	:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a) Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

(b) Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the U.S. Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c) Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three

(3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d) Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the U.S. Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

APPENDIX

COUNTRY-SPECIFIC PROVISIONS

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

GROWTH UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended 2010 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Growth Unit Award Agreement, including Part I of this Award Agreement entitled “Notice of Grant of Growth Units,” Part II of this Award Agreement entitled “Agreement,” the Representation Statement attached hereto as Exhibit A, and the Vesting Requirements of Growth Units attached as Exhibit B (the “Vesting Requirements”), the country-specific appendix attached hereto as Appendix A and any other appendices attached to such documents (all of which are made a part of this document and, together, this “Award Agreement”).

I.	NOTICE OF GRANT OF GROWTH UNITS

Name (the “Participant”):	###PARTICIPANT_NAME###

Address:	###HOME_ADDRESS###

The Participant has been granted an Award of Growth Units (the “Growth Unit Award,” “Award of Growth Units,” or “Award”), subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:	###EMPLOYEE_GRANT_NUMBER###

Date of Grant:	###GRANT_DATE###

Service Requirement Start Date:	January 1, 2019

Number of Growth Units (“Number of Growth Units”):	###TOTAL_AWARDS###

Class of Common Stock covered by Award:	Class A Common Stock of the Company (“Shares”)

Vesting Requirements:	The Growth Units subject to this Award Agreement (the “Growth Units”) will vest, if at all, only upon the achievement of specified criteria and, in certain circumstances, continued status as a Service Provider, as set forth in the Vesting Requirements, and subject to the terms of this Award Agreement and the Plan.

In the event Participant ceases to be a Service Provider for any or no reason before the Growth Units vest in accordance with their terms, the Growth Units will remain eligible to vest and be settled in Shares only to the extent provided under the Vesting Requirements.

In receiving this Award, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of receiving, holding, and potentially vesting in and settlement of the Growth Units referenced in this Award Agreement:

(a)	This Award of Growth Units is granted under and governed by the terms and conditions of the Plan and this Award Agreement;

(b)	Participant accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Award Agreement; and

(c)

Prior to settlement under this Award, Palantir Technologies Inc. (the “Company”) may require Participant to sign a written confirmation and acceptance that he or she has complied with all terms of this Award Agreement and that he or she accepts and agrees to all of its terms.

As discussed in Section 13 of Part II of this Award Agreement, this Award is not part of Participant’s ordinary compensation and Participant is hereby put on notice that if Participant does not both comply with the terms of this Award Agreement and sign a written confirmation and acceptance if requested, Participant will have no claim against the Company. Further, if Participant does not keep the Company informed of all changes in his or her residence address and keep an up to date email address on file with the Company and the Company is not able to easily locate Participant, he or she could forfeit this Award.

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

GROWTH UNIT AWARD AGREEMENT

II.	AGREEMENT

1.    Grant of Growth Units. The Company hereby grants to the Participant named in the Notice of Grant of Growth Units (the “Notice of Grant”) in Part I of this Award Agreement an Award of Growth Units, subject to all of the terms and conditions in this Award Agreement and the Plan, which is incorporated herein by reference. The purpose of this Award of Growth Units is to encourage retention and to provide strong incentives for Participant to build toward the Company’s long-term success and profitability. In addition, tying the settlement of Growth Units to a Qualifying IPO Event and/or the Organizational Goals Requirement aligns the interests of the Participant with those of the Company’s stockholders. Growth Units are configured as incentives structured to engage the Participant in making a Qualifying IPO Event and/or the Organizational Goals Requirement a reality. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan shall prevail, except to the extent specifically provided in this Award Agreement or as the Administrator may determine is appropriate to give effect to the intent of this Award Agreement. Notwithstanding anything in the Plan or this Award Agreement to the contrary, no amendment to the Plan, other than amendments to increase the Shares reserved for issuance under the Plan, will be deemed to apply to this Growth Unit Award unless the Administrator specifically determines otherwise (and, in such case, subject to Section 18(c) of the Plan, as and to the extent noted above).

2.    Company’s Obligations. The Growth Unit Award represents the right to receive a number of Shares determined conditionally and formulaically in connection with the Vesting Date (as defined in the Vesting Requirements) in accordance with the Vesting Requirements attached as Exhibit B (the Shares the Growth Units represent the right to receive pursuant to the Vesting Requirements are referred to herein as the “Growth Unit Shares”). Unless and until the Growth Units vest in the manner set forth in Section 4 or Section 6 and Participant complies with all requirements for settlement under this Award Agreement, Participant will have no right to settlement of such Growth Units and no right to any Growth Unit Shares. Prior to the actual settlement of vested Growth Units in Shares based on the conditions and formulas determined in accordance with the terms of this Award Agreement, Growth Units will represent an unsecured obligation of the Company to issue Shares only from the general assets of the Company (if at all). In all cases, including in the event of Participant’s death, Shares may be acquired pursuant to this Award only as set forth in, and on the terms and subject to the conditions of, this Award Agreement.

3.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act at the time of the settlement of the Growth Units or at such other time as designated by the Company, if requested or required by the Company, it shall be a condition and term of this Award that Participant deliver to the Company his or her Representation Statement in the form attached hereto as Exhibit A, subject to any updates or modifications to such form prepared by the Company from time to time as the Company may deem necessary or advisable in light of changes to laws or regulations or otherwise. If Participant does not deliver the Representation Statement, if one is requested or required, at the time the Growth Units otherwise would be settled (and prior to any deadline specified by the Company) and, in all cases, by the Settlement Deadline, then immediately after the earlier of the deadline specified by the Company or the Settlement Deadline, such Growth Units will be cancelled and forfeited to the Company for no consideration and in such event, no Growth Unit Shares shall be issued with respect to this Award and any rights thereto shall immediately be forfeited for no consideration.

4.    Vesting Requirements. Except as provided in Section 6, and subject to Section 7, the Growth Units awarded by this Award Agreement will vest only in accordance with the vesting requirements set forth in the Notice of Grant and the Vesting Requirements.

5.    Lock-Up Period. No offer, pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, loan, or other direct or indirect transfer of or disposition of, any Shares (or other securities of the Company) is permitted hereunder nor is the entry into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Shares (or other securities of the Company) held by Participant (other than those included in the registration) for a period specified by the Company or a representative of the underwriters or financial advisors in connection with an IPO Event not to exceed 180 days following such IPO Event (or such other period as may be requested by the Company, the underwriters or the financial advisors of such IPO Event to accommodate regulatory restrictions) (such period, the “Lock-Up Period”).

Participant is hereby notified that it is a term of this Award (and a condition to any potential vesting and settlement) that Participant execute and deliver such agreements as may be reasonably requested by the Company, the underwriters or the financial advisors that are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters or financial advisors in connection with an IPO Event, it is a term of this Award that Participant provide, within ten (10) days of such request, such information as may be requested by the Company or such representative in connection with the completion of any IPO Event. The Company may impose stop-transfer instructions with respect to the Shares (or other securities of the Company) subject to the foregoing restriction until the end of the Lock-Up Period.

6.    Vesting and Settlement.

(a)    General Rule. Subject to Section 9, Growth Units that vest will be settled in whole Shares based on the formula set forth in, and the terms and conditions of, the Vesting Requirements. Subject to the provisions of Section 6(b) and notwithstanding anything in the Plan to the contrary, vested Growth Units that have met all requirements for settlement under this Award Agreement will be settled in the number of whole Shares determined in accordance with the Vesting Requirements no later than the applicable Settlement Deadline. “Settlement Deadline” means the later of (i) March 15 of the calendar year following the calendar year in which the Vesting Date occurs (or, if earlier, March 15 of the calendar year following the calendar year in which occurs the first date on which the applicable Growth Units are no longer subject to a substantial risk of forfeiture for purposes of Section 409A) or (ii) the fifteenth (15th) day of the third (3rd) calendar month following the close of the Fiscal Year (as defined in the Vesting Requirements) in which the Vesting Date occurs (or, if earlier, the fifteenth (15th) day of the third (3rd) calendar month following the close of the Fiscal Year in which occurs the first date on which the applicable Growth Units are no longer subject to a substantial risk of forfeiture for purposes of Section 409A). No Growth Units will be settled after the Settlement Deadline applicable to them. If any Growth Units have not met all the requirements for settlement under this Award Agreement in a manner that would allow them to be settled by the applicable Settlement Deadline, such Growth Units will be forfeited as of immediately following the Settlement Deadline. For purposes of determining the applicable Settlement Deadline only, the determination of the Vesting Date will assume that any Growth Units that actually vest as a result of satisfying the Requirements have a Vesting Date of, and achieved the Board-Determined Metric as of, no later than Performance Year End. In no event will Participant be permitted, directly or indirectly, to specify the taxable year or date of settlement of any Growth Units under this Award Agreement.

(b)    Acceleration; Amendment.

(i)    Discretionary Acceleration or Amendment. The Administrator may, pursuant to its authority under, and in accordance with, Section 4(b)(v), Section 4(b)(ix) and Section 9(c) of the Plan, in its discretion, unilaterally (x) accelerate, in whole or in part, the vesting of the Growth Units, (y) waive or decrease some or all of the hurdles or performance metrics or other requirements required for vesting of unvested Growth Units at any time, or (z) waive or decrease some or all of the requirements for settlement of Growth Units at any time, in each case, subject to the terms of the Plan but without the need for Participant consent in any instance, and subject to Section 27 of this Award Agreement; provided, however, that no such acceleration, waiver or decrease shall occur or be effective unless such modification would result in this Growth Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A. If so modified, the Vesting Date will be deemed for all purposes of this Award Agreement to be the date specified by the Administrator (provided, that, for purposes of determining the Settlement Deadline, the Vesting Date will be deemed to be no later than the first date on which the Growth Units are no longer subject to a substantial risk of forfeiture for purposes of Section 409A), and any Shares issuable upon settlement of the Award pursuant to such acceleration also will be Growth Unit Shares for the purposes of this Award Agreement. The settlement of Growth Unit Shares vesting pursuant to this Section 6(b) shall in all cases be no later than the Settlement Deadline and at a time or in a manner that is exempt from, or complies with, Section 409A. The prior sentence may be superseded in a future agreement or amendment to this Award Agreement only by direct and specific reference to such sentence.

(ii)    The Company’s intent is that this Growth Unit Award be exempt or excepted from the requirements of Section 409A. However, in an abundance of caution, the Company is including in this subsection, certain Section 409A rules that only apply if the Growth Units are not exempt or excepted, and then only in certain circumstances. Specifically, Section 409A contains rules that must apply to the Growth Units if (a) they are not exempt or excepted from Section 409A, (b) the Company has any stock that is publicly traded on an established securities market or otherwise at the time Participant’s service terminates, (c) Participant receives acceleration of vesting of the Growth Units in connection with a termination of service, and (d) at the time of such termination, Participant is considered a “specified employee” under the Section 409A rules. Should these rules ever become applicable to Participant’s Growth Units, then notwithstanding anything in the Plan, this Award Agreement or any other agreement (whether entered into before, on or after the Date of Grant) to the contrary, if the vesting of Growth Units is accelerated in connection with Participant’s termination as a Service Provider (provided that such termination is a “separation from service” within the meaning of Section 409A, as determined by the Company), other than due to Participant’s death, and if (x) Participant is a U.S. taxpayer and a “specified employee” within the meaning of Section 409A at the time of such termination as a Service Provider and (y) the settlement of such accelerated Growth Units will result in the imposition of additional tax under Section 409A if such settlement is on or within the six (6) month period following Participant’s termination as a Service Provider, then the settlement of such accelerated Growth Units will not occur until the date six (6) months and one (1) day following the date of Participant’s termination as a Service Provider, unless the Participant dies following his or her termination as a Service Provider, in which case, the Growth Unit Shares will be settled and issued to the Participant’s Legal Representative as soon as practicable following his or her death (subject to Section 8).

(c)    Section 409A. It is the intent of this Award Agreement that it and all issuances and benefits to U.S. taxpayers hereunder be exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception under Section 409A, or otherwise be exempted or excepted from, or comply with, Section 409A, so that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities or ambiguous terms herein will be interpreted to be so exempt or excepted, or to so comply. Each issuance upon settlement of the Award under this Award Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event will the Company or any Service Recipient (as defined below) have any liability or obligation to reimburse, indemnify, or hold harmless Participant for any taxes that may be imposed, or other costs incurred, on Participant as a result of Section 409A. For purposes of this Award Agreement, “Section 409A” means Section 409A of the Code, and any applicable Treasury Regulations and Internal Revenue Service regulations and formal, effective guidance of either general applicability or direct applicability thereunder, as each may be amended from time to time, and shall include any successors thereto.

7.    Forfeiture. Upon the forfeiture events or times specified in the Vesting Requirements, Growth Units awarded by this Award Agreement will be forfeited at no cost to the Company and Participant will have no further rights to the Growth Units or Growth Unit Shares hereunder.

8.    Death of Participant. The Award of Growth Units may not be transferred upon Participant’s death by the provisions of any will or trust of Participant or by the laws of descent or distribution or otherwise, and instead will remain in the name of the deceased Participant after his or her death if and to the extent this Award otherwise remains outstanding and eligible to vest and/or be settled pursuant to the terms of this Award Agreement. Any Shares issued in settlement of this Award will be made to the person(s) as provided in this Section. Following the Participant’s death, the Company will communicate about the Award only with Participant’s “Legal Representative,” defined for the purposes of this Award Agreement as (x) the trustee of the revocable trust, if any, established by Participant prior to death that is the residuary beneficiary of Participant’s will; (y) if there is no such trust, the personal representative (or equivalent) of Participant’s probate estate; or (z) if no probate proceeding has been initiated, the executor named in Participant’s will. Any such Legal Representative must (i) furnish the Company with (a) written notice of his or her status as Legal Representative and the names of any successor Legal Representative(s) then designated; (b) contact information as requested by the Company for the Legal Representative and any such successors; and, (c) evidence satisfactory to the Company to establish the validity of the Legal Representative’s status as such and compliance with any laws or regulations pertaining thereto; and (ii) agree to inform the Company within thirty (30) days of any changes to the identity or contact information of the Legal Representative. Further, any settlement to be made with regard to a deceased Participant under this Award Agreement will be made only to the Participant’s then-acting Legal Representative in the Legal Representative’s fiduciary capacity, and the Legal Representative must enter into an agreement in a form prescribed by the Company, that provides that the Legal Representative is acting in a fiduciary capacity with respect to this Award and, as such, is subject to and will be bound by, the terms and conditions of this Award Agreement, and that this Award Agreement shall apply to the Legal Representative to the same extent as to the Participant, including the Vesting Requirements and the prohibition on future transferability. Without limiting the foregoing in any way, following the death of Participant, all terms, conditions, and obligations set forth in this Award Agreement as being applicable to the Participant or this Award shall, after Participant’s death, continue to apply in the same manner, and nothing herein shall be construed as giving the Legal Representative any right, ability, or consent to take any action that, if Participant was then living and such actions had been taken by Participant, would be prohibited by or inconsistent with any terms, requirements, or obligations set forth in this Award Agreement. The terms of this Section shall be binding upon Participant, Participant’s Legal Representative and successor Legal Representatives, and any heirs, devisees, beneficiaries, agents and assigns of Participant.

9.    Tax Withholding.

(a)    Tax Consequences. Participant is solely responsible for reviewing with his or her own tax advisors the U.S. federal, state, local and non-U.S. tax consequences of this Award and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. Participant has been informed that the tax consequences of the benefits provided under this Award Agreement are not warrantied or guaranteed and Participant (and not the Company or any Service Recipient) shall be responsible for Participant’s own tax liability that may arise as a result of this Award or the transactions contemplated by this Award Agreement.

(b)    Responsibility for Taxes. Regardless of any action taken by the Company or, if different, Participant’s employer (the “Employer”) or Parent or Subsidiary to which Participant is providing services (together, the Company, Employer and/or Parent or Subsidiary to which the Participant is or was providing services, the “Service Recipient”), the ultimate liability for any tax and/or social insurance liability obligations and requirements in connection with the Growth Units and any Growth Unit Shares, including, without limitation, (a) all U.S. federal, state, and local taxes (including the Participant’s Federal Insurance Contributions Act (FICA) obligation) and non-U.S. taxes and social insurance liability obligations that are required to be withheld by the Company or the Employer or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (b) the Participant’s and, to the extent required by the Company (or Service Recipient), the Company’s (or Service Recipient’s) fringe benefit tax liability, if any, associated with the grant, vesting, or settlement of the Growth Units or sale of Growth Unit Shares, and (c) any other Company (or Service Recipient) taxes the responsibility for which the Participant has, or has agreed to bear, with respect to the Growth Units (or vesting thereof or issuance of Growth Unit Shares thereunder) (collectively, the “Tax Obligations”), is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Service Recipient. The Company and the Service Recipient (i) make no representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Growth Units, including, but not limited to, the grant, vesting or settlement of the Growth Units, the subsequent sale of Growth Unit Shares acquired pursuant to such settlement and the receipt of any dividends or other distributions, and (ii) do not commit to and are under no obligation to structure the terms of the Award or any aspect of the Growth Units to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result.

(c)    Pursuant to such procedures as the Administrator may specify from time to time, the Company and/or Service Recipient shall withhold the amount the Company determines must or shall be withheld for the payment of Tax Obligations (the “Withholding Obligations”) upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, vesting, settlement or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by applicable local law, by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable Growth Unit Shares having a fair market value equal to the amount of such Withholding Obligations, (c) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the Company and/or the Service Recipient, (d) delivering to the Company already vested and owned Shares having a fair market value equal to such Withholding Obligations, (e) selling a sufficient number of such Shares otherwise deliverable to Participant through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the amount of the Withholding Obligations, (f) requiring Participant to make appropriate arrangements with the Company or other Service Recipient for the satisfaction of all Withholding Obligations, or (g) any combination of the foregoing. To the extent determined appropriate by the Company in its discretion, it will have the right (but not the obligation) to satisfy any Withholding Obligations by reducing the number of Growth Unit Shares otherwise deliverable to Participant, and, until and unless determined otherwise by the Company, this will be the method by which such Withholding Obligations are satisfied. The Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and no refund shall be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. Further, if Participant is subject to tax in more than one jurisdiction between the Date of Grant and a date of any relevant taxable or tax withholding event, as applicable, Participant has been informed that the Company and/or the Service Recipient (and/or former employer, as applicable) may be required to withhold or account for Tax Obligations in more than one jurisdiction. If Participant fails to make satisfactory arrangements for the payment of any required Withholding Obligations or other Tax Obligations required to be accounted for hereunder at the time of the applicable taxable event, Participant will permanently forfeit Participant’s Growth Units and any right to receive Shares thereunder and the Growth Units will be returned to the Company at no cost to the Company. Participant has been informed that the Company may refuse to deliver the Growth Unit Shares if such Withholding Obligations are not delivered at the time they are due.

10.    Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable or potentially deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account). After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

11.    No Guarantee of Continued Service. PARTICIPANT IS HEREBY NOTIFIED THAT THE VESTING OF THE GROWTH UNITS PURSUANT TO THE VESTING REQUIREMENTS HEREOF SHALL OCCUR ONLY BY THE SATISFACTION OF THE VESTING REQUIREMENTS SET FORTH IN THE VESTING REQUIREMENTS, AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS GROWTH UNIT AWARD OR RECEIVING GROWTH UNIT SHARES HEREUNDER. PARTICIPANT IS FURTHER NOTIFIED THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING REQUIREMENTS SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

12.    Award is Not Transferable. As detailed further in this Section 13, no offer, sale, transfer, assignment, pledge, hypothecation, encumbrance, disposition or solicitation of offers or marketing of any kind for any of the foregoing, whether direct or indirect (including through a broker, finder, intermediary or otherwise), of this Award, any Growth Units, Growth Unit Securities, or the rights and privileges conferred hereby in any way shall be permitted or effected (whether by operation of law, contract or otherwise), and this Award and the rights and privileges conferred hereby will not be subject to sale under execution, attachment or similar process. For purposes of this Section, “Growth Unit Securities” means any Shares (or other securities of the Company) acquired or that may be acquired by the Participant pursuant to the settlement of the Growth Units under this Award. Upon any attempt to offer, sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of this Award, any Growth Units, Growth Unit Securities, or any right or privilege conferred hereby, or upon any attempted offer or sale under any execution, attachment or similar process, such offer, sale, transfer, assignment, pledge, hypothecation, encumbrance or other disposition will be void ab initio (void from the moment the attempt began), shall not be recorded on the books of the Company and shall not be recognized or given effect by the Company. These prohibitions on transferability in this Section do not, and are not meant to, derogate the restrictions on transfer in any Company documents. With respect to the Growth Unit Securities only (and specifically not including Growth Units), the transfer restrictions under this Section will lapse upon the expiration of the one-hundred and eightieth (180th) day following the IPO Event, provided, however, that any lock-up, market stand-off or similar restriction set forth in the Plan or any other Company equity incentive plan or this Award Agreement (including as set forth in Section 5) shall continue to be applicable to Participant, this Award, the Growth Units hereunder, and any Growth Unit Securities hereunder. Without limiting the transfer and other restrictions set forth herein, the terms of this Section shall be binding upon the Legal Representative, executors, administrators, heirs, successors and assigns of Participant who hold Growth Unit Securities now or in the future.

13.    Nature of Award. In receiving the Award, Participant is hereby notified that the following constitute certain of the terms, conditions, and obligations of the Award:

(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

(b)    the Award of Growth Units is exceptional, voluntary and occasional and does not create any contractual or other right to receive future awards of growth units, or similar awards, or benefits in lieu of growth units, even if growth units or similar awards have been awarded repeatedly in the past;

(c)    all decisions with respect to the granting of future growth units or other awards, if any, and the terms of any such grants, will be at the sole discretion of the Company;

(d)    Participant’s participation in the Plan shall not create a right to further employment or engagement with the Company or with Employer or be interpreted as forming or amending an employment or service relationship and shall not interfere with the ability of the Company or Employer to terminate Participant’s employment or service relationship at any time;

(e)    Participant is not required to participate in the Plan;

(f)    the Award of Growth Units and the Shares subject to the Growth Units, and the income and value of same, are not intended to replace any pension rights or compensation;

(g)    the Award of Growth Units and the Shares subject to the Growth Units, and the income and value of same, are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or welfare benefits or similar payments;

(h)    the Award of Growth Units will not be interpreted to form an employment contract or service relationship with the Company or any Parent or Subsidiary of the Company;

(i)    the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

(j)    unless otherwise provided by the Company in its discretion, the Growth Units and the benefits evidenced by this Award Agreement do not create any entitlement to have the Growth Units or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares;

(k)    unless otherwise agreed with the Company, the Growth Units and the Shares subject to the Growth Units, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of a Subsidiary or affiliate of the Company;

(l)    the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan; and

(m)    the following provisions apply only if Participant is providing, or does in the future provide, services outside the United States:

(i)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Growth Units resulting from the termination of Participant as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is employed or the terms of Participant’s employment or service agreement, if any), and in consideration of the award of the Growth Units to which Participant is otherwise not entitled, Participant is not entitled to institute any claim against the Company, the Employer or any other Parent or Subsidiary, Participant’s ability, if any, to bring any such claim is hereby waived, and the Company, the Employer or any other Parent or Subsidiary are hereby released from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and to agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(ii)    neither the Plan nor this Award Agreement form part of Participant’s terms of employment or service with the Company or any Parent or Subsidiary; and

(iii)    Participant has been informed that neither the Company, the Employer nor any Parent or Subsidiary shall be liable for any foreign exchange rate fluctuation between Participant’s local currency and the United States Dollar that may affect the value of the Growth Units or of any amounts due to Participant pursuant to the settlement of the Growth Units or the subsequent sale of any Shares acquired upon settlement.

14.    Data Privacy. The Company’s Privacy and Security Statement (the “External Privacy Notice”) is available online at: https://www.palantir.com/privacy-and-security.

The information in this Section is provided to Participant by the Company for the purpose of processing Personal Data (as defined in the External Privacy Notice) in the context of implementing, administering and managing the Plan. For the purposes of this Section, the Company is the controller. Where local data protection laws require the appointment of a local representative, such representative will be the Company’s Data Protection Officer. A glossary of terms used in this Section is provided below.

This Section applies in addition to the Company’s Employee Privacy and Security Statement.

Participant is responsible for: (i) providing the Employer and the Company with accurate and up-to-date Personal Data; and (ii) updating those Personal Data in the event of any material changes.

For any questions related to this Section or relating to the Company’s processing of Personal Data, please contact the Data Protection Officer at privacy@palantir.com or                     .

For the purposes of this Section:

“controller” means the entity that decides how and why Personal Data are processed.

“process”, “processing” or “processed” means anything that is done with Personal Data, including collecting, storing, accessing, using, editing, disclosing or deleting those data.

15.    Language. If Participant has received this Award Agreement, or any other document related to the Growth Units and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

16.    Appendix. The Award of Growth Units is subject to any special provisions set forth in the country-specific appendix attached hereto as Appendix A. The terms and conditions within Appendix A under the name of a particular country shall apply to Participant if, at any time during which the Award of Growth Units is outstanding, Participant resides and/or is employed in that country or is otherwise subject to the laws of that country and, in such circumstances, such terms and conditions supplement, amend and/or supersede the terms of this Award Agreement, provided, however, that that no such terms or conditions shall be effective unless such terms and conditions would result in this Growth Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A.

17.    Imposition of Other Requirements. Subject to Section 27 of this Award Agreement, the Company reserves the right to impose other requirements on the Growth Units and the Shares subject to the Award, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. The Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Growth Unit Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE GROWTH UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING AN “IPO EVENT” AS DEFINED AND SET FORTH IN THE GROWTH UNIT AWARD AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY, THE UNDERWRITER OR THE FINANCIAL ADVISOR.

(b)    Stop-Transfer Notices. To ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Award Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

19.    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Palantir Technologies Inc., 100 Hamilton Avenue, Suite 300 Palo Alto, CA 94301, Attention: Legal Department, or by email to                      and                     , or at such other address or through such other method as the Company may hereafter designate in writing.

20.    Electronic Delivery. Participant is notified that the Company may deliver by email or other electronic means all documents relating to the Plan (including, without limitation, a copy of the Plan) and the Growth Units awarded under this Award Agreement. Participant is also notified that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by email or by paper communication. Participant

may at any time state that he or she does not consent to such electronic delivery of documents by emailing                     .

21.    No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

22.    Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions and/or market abuse laws, which may affect his or her ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is hereby notified that it is his or her responsibility to comply with any applicable restrictions and Participant is advised to speak to his or her personal advisor on this matter.

23.    Foreign Asset/Account Reporting Requirements. Participant is hereby notified that there may be certain foreign asset and/or account reporting requirements which may affect Participant’s ability to acquire or hold Shares acquired under the Plan or cash received from participating in the Plan (including any dividends paid on the Shares acquired under the Plan, if applicable) in a brokerage or bank account outside Participant’s country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in Participant’s country. Participant also may be required to repatriate sale proceeds or other funds received as a result of participating in the Plan to Participant’s country through a designated bank or broker within a certain time after receipt. Participant is hereby notified that it is Participant’s responsibility to be compliant with such regulations, and Participant should speak to his or her personal advisor on this matter.

24.    Successors and Assigns. The Company may assign any of its rights and/or obligations under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and his or her Legal Representative, heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may only be assigned with the prior written consent of the Company.

25.    Additional Conditions to Issuance of Stock. If at any time the Company determines, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-United States Laws (as defined below), the tax code and related regulations or under the rulings or regulations of the United States Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the United States Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his or her Legal Representative as set forth in Section 8) hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. If any such listing, registration, qualification, rule compliance, clearance, consent or approval has not been completed by the Settlement Deadline in a manner that would allow them to be settled by the applicable Settlement Deadline, such Growth Units will be forfeited as of immediately following the Settlement Deadline. Subject to the terms of this Award Agreement and the Plan, the Company shall not be required to issue any certificate or certificates for Shares hereunder prior to the lapse of such reasonable period of time following the date of vesting of the Growth Units as the Administrator may establish from time to time for reasons of administrative convenience and any such certificate may be in book entry form.

26.    Interpretation. The Administrator has the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not the conditions for Growth Unit vesting and any other conditions for settlement of the Award have been satisfied). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement.

Any laws, regulations, rules, ordinances, codes, rules, rulings, administrative orders or other legal requirements (“Laws”) referenced in or applicable to this Award Agreement means such Laws as from time to time amended, modified or supplemented, including by succession of comparable successor Laws. In the case of any Laws referenced in or applicable to this Award Agreement, the Administrator shall be authorized and empowered to determine in its good faith discretion the application of any change in Laws (including new Laws, amendments, repeals, successor Laws, court or administrative orders interpreting or relating to Laws, or otherwise) and to give effect thereto as if such Laws had been in effect on the date of this Award Agreement; provided, however, that no such action, decision or determination shall occur or be effective unless it would result in this Growth Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A as a result of such action, decision or determination.

27.    Modifications to this Award Agreement. This Award Agreement constitutes the entire understanding of the parties on the subjects covered. The acceptance of any settlement under this Award signifies Participant’s agreement that Participant is not accepting this Award or any Shares issued hereunder in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement or the Plan can be made only by approval of the Administrator that is memorialized in an express written instrument executed by a duly authorized signatory of the Company. Notwithstanding anything in the Plan or this Award Agreement to the contrary, but subject to the immediately following sentence, the Administrator may, without the consent of the Participant, modify this Award Agreement in any of the following manners (provided, however, that no such modification or deferral of issuance upon settlement of the Award shall occur or be effective unless such modification would result in this Growth Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A): (a) take any action permitted by Section 6(b) of this Award Agreement, including to waive or decrease, in whole or in part, some or all of the hurdles or performance metrics or other requirements required for vesting of all or a portion of the unvested Growth Units; (b) waive or decrease some or all of the requirements for settlement of Growth Units; or (c) modify the formula set forth in Section E of the Vesting Requirements for any Band (as defined in the Vesting Requirements), provided that in no event may a Band represent a right to receive a negative number of Shares or to a number of Shares in excess of the Band Size for such Band. Notwithstanding the foregoing or anything in the Plan or this Award Agreement to the contrary, the Company reserves the right, in its sole discretion and without the consent of Participant, to take such reasonable actions and make any amendments to the Plan and/or this Award Agreement as it deems necessary, advisable or desirable to maintain an exemption or exception from or comply with Section 409A, or to otherwise avoid imposition of any additional tax or income recognition under Section 409A.

28.    Governing Law; Severability. This Award Agreement and the Growth Units are governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court or arbitrator of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect without said provisions.

29.    Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement shall apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award and/or the vesting or settlement of the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement.

30.    Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the Growth Units awarded hereunder and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except as permitted by this Award Agreement (including, without limitation, Sections 6 and 27) or by means of a writing signed by the Company and Participant.

oOo

EXHIBIT A

REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	Palantir Technologies Inc.

SECURITIES	:	Class A Common Stock

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities (the “Securities”), the undersigned Participant represents to the Company the following:

(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Participant has no present intention of selling, granting any participation in, or otherwise distributing the same. Participant does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participations to such person or entity or to any third person, with respect to any of the Securities.

(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available, and that such exemption may not be available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

Participant is familiar with Rule 144, as promulgated under the Securities Act of 1933, as amended, and understands the resale limitations imposed thereby and by the Securities Act and the other rules and regulations promulgated thereunder.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B

VESTING REQUIREMENTS OF GROWTH UNITS

A.    General. Subject to the terms of this Award Agreement, including, but not limited to, the Administrator’s authority to modify terms pursuant to Section 6 and Section 27 of Part II of this Award Agreement, the Growth Units will vest, if at all, on the achievement of the vesting requirements described herein. Upon the Vesting Date, the Growth Units will represent the right to receive the number of Growth Unit Shares determined formulaically as set forth herein on the terms and subject to the conditions set forth in this Award Agreement. For reference, capitalized terms that have been defined in Section O of these Vesting Requirements shall have the meanings assigned to them in such Section O.

B.    Growth Unit Share Maximum. In no event will the number of Growth Unit Shares that may be issued under this Growth Unit Award exceed the Number of Growth Units indicated in the Notice of Grant (subject to any adjustment to the Number of Growth Units pursuant to Section J of these Vesting Requirements).

C.    Bands. For the purposes of the calculations herein, this Award of Growth Units refers, collectively, to five bands (each, a “Band”), each with (1) a portion of the Award applicable to it (such portion of the Award for a Band, the “Band Size”) and (2) an initial hurdle (“Initial Hurdle”) applicable to it as follows:

Band	Band Size	Initial Hurdle
Band 1	20% of Number of Growth Units	$4.00
Band 2	20% of Number of Growth Units	$5.00
Band 3	20% of Number of Growth Units	$6.00
Band 4	20% of Number of Growth Units	$7.00
Band 5	20% of Number of Growth Units	$8.00

D.    Vesting Requirements. The Award will vest on the earlier of (such date, if any, the “Vesting Date”):

(1)    Performance Year End, if both of the following requirements (together, the “Requirements”) are satisfied, as measured in accordance with Section I of these Vesting Requirements:

(a)	Participant remains a Service Provider from the Date of Grant through the One-Year Service Mark; and

(b)	the Organizational Goals Requirement has been met.

OR

(2)    The first date (if such date occurs) on which both of the following requirements (together, the “Continued Service Vesting Requirements”) have been satisfied:

(a)	Participant remains a Service Provider from the Date of Grant through the One-Year Service Mark; and

(b)

Participant remains a Service Provider through the IPO Date and through the one hundred eighty (180)-day period immediately following the IPO Date (the last day of such period, the “IPO Service Date”). For the avoidance of doubt, if the IPO Date has not occurred by Performance Year End then the IPO Service Date shall never occur.

For purposes of clarity, under this Section D(2), if the IPO Service Date occurred on or before the One-Year Service Mark, the Vesting Date would be the One-Year Service Mark. If the IPO Service Date occurred after the One-Year Service Mark but before the satisfaction of the Requirements, the Vesting Date would be the IPO Service Date. For the avoidance of doubt, the occurrence of a “Vesting Date” is conditional and may never occur and it is hereby restated for clarification that no “Vesting Date” shall occur unless and until the specified conditions set forth in the definition of “Vesting Date” (and otherwise subject to the terms and conditions of this Award Agreement) are explicitly met.

E.    Share Number Calculation. Upon (and subject to the occurrence of) the Vesting Date, the Award will represent the right to receive the number of Shares (which, upon and subject to the occurrence of the settlement of the Award, will be the number of Growth Unit Shares) equal to the following sum (rounded down to the nearest whole Share following such summation):

(1)	The Band Share Number (as defined below) for Band 1; plus

(2)	The Band Share Number for Band 2; plus

(3)	The Band Share Number for Band 3; plus

(4)	The Band Share Number for Band 4; plus

(5)	The Band Share Number for Band 5.

The “Band Share Number” for a specified Band shall mean the result (but not below zero, as further explained below) of

(x) the Band Size for such Band, multiplied by

(y):

(a)	the Measurement Date Input minus the Hurdle for that Band (as in effect on the Vesting Date), with the difference (if any), divided by

(b)

(i) if the Growth Units vested by virtue of satisfying the Continued Service Vesting Requirements, the Measurement Date Input, or (ii) if the Growth Units vested by virtue of satisfying the Requirements, the Performance YE Input, or (iii) if the Growth Units vest by virtue of any other reason than satisfaction of the Continued Service Vesting Requirements or the Requirements, such as any permitted acceleration of the Growth Units by the Administrator, the Measurement Date Input.

Notwithstanding the foregoing, (x) if the calculation of the Band Share Number for any Band would result in a number that is in excess of the Band Size for such Band, then the Band Share Number for such Band shall be the Band Size for such Band, and (y) if the calculation of the Band Share Number for any Band would result in a negative number for such Band, then the Band Share Number for such Band shall be zero.

The determination of the number of Shares this Award will represent shall occur only once, in connection with (and subject to the occurrence of) the Vesting Date. For the purposes of clarity, and notwithstanding anything in this Award Agreement to the contrary, once the determination of the number of Shares this Award will represent the right to receive has been made, the Participant must still comply with, and the right to receive any Shares hereunder remains conditioned on and subject to, the terms and conditions of this Award Agreement, including but not limited to the execution and delivery of all required documents (including those required to be executed and delivered at the request of the Company).

F.    Hurdle. The “Hurdle” shall mean, for each applicable Band, an amount determined as follows:

(1)    From the Date of Grant and continuing through the day immediately preceding the Thirteen-Month Anniversary, the Hurdle of a Band shall be the Initial Hurdle of such Band as set forth in Section C of these Vesting Requirements.

(2)    The Hurdle for such Band shall decrease on the Thirteen-Month Anniversary by 1/12th of the applicable Annual 10% Measurement. The Hurdle shall decrease by an additional 1/12th of the applicable Annual 10% Measurement on each monthly anniversary of the Service Requirement Start Date thereafter until the applicable date specified in Section F(3) of these Vesting Requirements (each such date of decrease, a “Hurdle Decrease Date”), subject to Participant’s remaining a Service Provider through each applicable Hurdle Decrease Date (the “Hurdle Decrease Formula”). Notwithstanding the foregoing, in no event may the Hurdle decrease below zero.

For example, if on the first anniversary of her Service Requirement Start Date, the applicable Hurdle is $4, the Annual 10% Measurement beginning on the Thirteen-Month Anniversary would be $0.40, and on each applicable Hurdle Decrease Date from the Thirteen-Month Anniversary through the Two-Year Anniversary, the Hurdle would decrease by $0.03333333 (etc.), subject to Participant’s remaining a Service Provider through each applicable Hurdle Decrease Date. As a further example, if the applicable Hurdle has decreased to $3.60 on the Two-Year Anniversary, the Annual 10% Measurement beginning on the next Hurdle Decrease Date (the 25-month anniversary of the Service Requirement Start Date), would be $0.36, and on each applicable Hurdle Decrease Date from the 25-month anniversary of the Service Requirement Start Date through the Three-Year Anniversary, the Hurdle would decrease by $0.03, subject to Participant’s remaining a Service Provider through each applicable Hurdle Decrease Date.

For purposes of this Award, a monthly anniversary date of the Service Requirement Start Date will mean the same day of the applicable month as the Service Requirement Start Date, and if there is no corresponding day, on the last day of the month. For example, if the Service Requirement Start Date is January 19, 2019, the Thirteen-Month Anniversary will be February 19, 2020, and the next monthly anniversary will be March 19, 2020. If, instead, the Service Requirement Start Date was February 28, 2019, the Thirteen-Month Anniversary would be March 28, 2020. As another example, if, instead, the Service Requirement Start Date was January 31, 2019, the Thirteen-Month Anniversary would be February 29, 2020 and the next monthly anniversary would be March 31, 2020.

(3)    Notwithstanding the foregoing, the Hurdle will not be subject to further decreases after the earlier of the IPO Date and the Vesting Date.

(4)    For the avoidance of doubt, upon Participant’s ceasing to be a Service Provider, the Hurdle will no longer be subject to further decreases and will remain as the last measured Hurdle in effect prior to such cessation as a Service Provider.

G.    Forfeiture.

(1)    If Participant ceases to be a Service Provider for any reason prior to the One-Year Service Mark, the Growth Units will be immediately cancelled and forfeited to the Company in their entirety for no consideration, and no Shares will ever be issued pursuant to the Growth Unit Award, regardless of whether the Organizational Goals Requirement is met or a Qualifying IPO Event occurs.

(2)    Any Growth Units not previously vested pursuant to the terms of this Award Agreement will be immediately cancelled and forfeited to the Company in their entirety for no consideration, and no Shares will ever be issued pursuant to the Growth Unit Award regardless of whether Participant is a current or former Service Provider at such time, if

(a)

the Company does not have a class of stock that is publicly traded on an internationally-recognized stock/securities exchange as of the Performance Year End, with such cancellation and forfeiture effective immediately following Performance Year End, or

(b)

the Company has a class of stock that is publicly traded on an internationally-recognized stock/securities exchange as of the Performance Year End but the Board-Determined Metric was not met, with such cancellation and forfeiture effective immediately upon the Administrator’s determination that the Board-Determined Metric was not met (but not earlier than Performance Year End).

(3)    Unless the Administrator determines otherwise, upon determination pursuant to this Award Agreement of the number of Shares Participant will have the right to receive under this Award pursuant to the Share Number Calculation under Section E, any portion of the Growth Unit Award not immediately thereafter representing the right to receive a positive number of Shares will no longer be available for future conversion into the right to receive Shares, will be immediately cancelled and forfeited to the Company for no consideration, and no Shares will ever be issued pursuant to such portion of the Growth Unit Award.

(4)    Except as provided by the following sentence of this Section G(4), any unvested Growth Units will be forfeited on the first date on which the terms and conditions required for vesting can no longer be satisfied, unless the Administrator determines otherwise prior to such date. Growth Units that remain outstanding as of immediately prior to Performance Year End will remain outstanding thereafter until the Administrator determines, in accordance with Section I of these Vesting Requirements, whether the Requirements have been satisfied, and (i) any such Growth Units that shall have vested on the Vesting Date of the Performance Year End pursuant to Section D(1) of these Vesting Requirements as a result of the determination that the Board-Determined Metric was achieved (and the Requirements met) shall continue to remain outstanding (as vested Growth Units) until the earlier of settlement or through the Settlement Deadline, on the terms and subject to the conditions set forth in this Award Agreement for settlement (and for the avoidance of doubt, while outstanding pursuant to this clause, the Administrator shall retain all discretion to accelerate such Growth Units pursuant to this Award Agreement), and (ii) any such Growth Units that shall not have vested as a result of such determination (or the Administrator’s use of discretion permitted by this Award Agreement concurrently with or prior to the time of such determination to accelerate the vesting of such Growth Units) and that could not satisfy the Continued Service Vesting Requirements after the Performance Year End will be forfeited immediately following such determination.

(5)    Unless the Administrator determines otherwise, any vested but not yet settled Growth Units will be forfeited upon the first date on which Participant can no longer timely satisfy the terms and conditions required of Participant for settlement (by way of example only, if the Company or a representative of an underwriter has requested that Participant provide certain information within ten (10) days, as permitted under Section 5 of Part II of this Award Agreement, and Participant fails to provide such information within such period, the Growth Units shall be forfeited for no consideration immediately after the expiration of such period).

H.    Break in Service. If, at any time on or after the Date of Grant but before the Vesting Date, Participant ceases to be a Service Provider (the date of such cessation, the “Original Separation Date”), unless determined otherwise by the Administrator, Participant will forever after be deemed to have ceased to be a Service Provider as of the Original Separation Date for all purposes of this Award Agreement, even if Participant later again becomes a Service Provider to the Company. As a result of such separation:

(1)    Participant will no longer be eligible to vest in the Growth Units under this Award pursuant to the Continued Service Vesting Requirements;

(2)    If such Original Separation Date occurs prior to the One-Year Service Mark, Participant will no longer be eligible to vest in the Growth Units under this Award pursuant to the Requirements or at all. For the avoidance of doubt, Participant will only remain eligible to vest in Growth Units pursuant to the Requirements if the Original Separation Date occurs on or after the One-Year Service Mark; and

(3)    The Hurdle will not be eligible for further decreases pursuant to the Hurdle Decrease Formula after the Original Separation Date.

I.    Determinations and Measurements.

(1)    All determinations (including, without limitation, measurements) under this Award Agreement, including these Vesting Requirements, will be determined by the Administrator in its good faith discretion, including, but not limited to, the determinations of whether a Qualifying IPO Event has occurred and as of what date, whether the Company has a class of stock that is publicly traded on an internationally-recognized stock/securities exchange (including the meaning of an internationally-recognized stock/securities exchange), the level of performance against the Board-Determined Metric and whether the Board-Determined Metric has been achieved. Furthermore, in the case of any fractional number (including any number of Shares) that is referenced or may be calculated under or relating to this Award Agreement, the Administrator shall have the discretion to make rounding determinations in its good faith discretion. For the avoidance of doubt, and without limiting the Administrator’s discretion set forth herein, references to being publicly traded on an internationally-recognized stock/securities exchange on or as of the Performance Year End or any other particular day are intended not to refer to actual trading/market activity occurring on any specific day (for example, if such day is a weekend or holiday) but whether the applicable security is considered a listed/traded security at such time for the purposes of such stock/securities exchange. All such determinations will be final and binding on Participant and the Company and will be given the maximum deference permitted by Applicable Laws. The Administrator will determine whether the Board-Determined Metric has been achieved as soon as practicable following Performance Year End, and in all cases at least four (4) business days prior to the Settlement Deadline. Notwithstanding the foregoing, the Administrator will have no obligation to make a determination with respect to the achievement of the Board-Determined Metric if the Vesting Date occurs prior to Performance Year End.

(2)    Notwithstanding the foregoing or anything in the Plan to the contrary, if any applicable price or other currency amount is denominated in a currency (including a virtual currency) other than U.S. Dollars, such price or other currency amount will be converted into U.S. Dollars based on the exchange rate in effect as of 5:00 p.m. Pacific Time on the applicable date, utilizing the exchange rate as reported in such source as the Administrator deems reliable.

J.    Adjustments. The Number of Growth Units will be adjusted if and to the extent provided under Section 13(a) of the Plan, or, beginning on the Vesting Date but before the settlement of the Growth Units, the number of Shares the Growth Units will represent the right to receive pursuant to Section E, will be adjusted in a similar manner. Upon the occurrence of any event that causes an adjustment in the Number of Growth Units pursuant to Section 13(a) of the

Plan or the number of Shares into which the Growth Units will represent the right to receive pursuant to the prior sentence, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under this Award Agreement, will appropriately adjust the Hurdle, the Board-Determined Metric, and the Band Size for each Band, and, to the extent applicable, the Measurement Date Input (and applicable components thereof) and the Performance YE Input; provided, however, that no such adjustment shall occur or be effective unless such adjustment would result in this Growth Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A as a result of such adjustment.

K.    Withholding of Tax Obligations. To the extent any Withholding Obligations are due in connection with the vesting of the Growth Units on any date other than the date the Growth Unit Shares are settled on Participant, then to the extent permitted pursuant to Treasury Regulation Section 1.409A-3(j)(4)(vi) (as may be amended from time to time and any guidance promulgated thereunder), if applicable, and as determined appropriate by the Company in its discretion, the Company will have the right (but not the obligation) to satisfy any Withholding Obligations by reducing the number of Growth Unit Shares otherwise deliverable to Participant, and, until and unless determined otherwise by the Company, this will be the method by which such Withholding Obligations are satisfied. In no event will Participant have any discretion to determine the tax year in which Growth Unit Shares are delivered to Participant.

L.    Non-Applicability of Company Leave of Absence and Part-Time Policies. Notwithstanding anything in the Plan or any Company or other Service Recipient policy to the contrary, the vesting of the Growth Units and the Hurdle decrease terms set forth in this Award Agreement will not be adjusted, suspended or otherwise impacted by any Company or other Service Recipient leave of absence, reduced work schedule, part-time or similar policy, and any such policies will not apply to this Growth Unit Award.

M.    Merger or Change in Control.

(1)    Notwithstanding anything in the Plan to the contrary, the second paragraph of Section 13(c) of the Plan will not apply to the Award of Growth Units granted under this Award Agreement.

(2)    In the event of a merger or Change in Control, the unvested Growth Units subject to the Award will be immediately cancelled and forfeited to the Company in their entirety for no consideration, and no Shares will ever be issued pursuant to the Growth Unit Award, unless the Administrator, in its sole discretion and prior to such merger or Change in Control, determines to accelerate the vesting of all or a portion of the Growth Units in connection with such merger or Change in Control in accordance with Section 6(b) of Part II of this Award Agreement or to determine that such unvested Growth Units will be assumed by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments made to reflect the terms of such merger or Change in Control; provided, however, that no such adjustment shall occur or be effective unless such adjustment would result in this Growth Unit Award remaining exempt or excepted from the requirements of Section 409A pursuant to the “short-term deferral” exception or another exception or exemption under Section 409A, or otherwise complying with Section 409A, in each case such that none of this Award Agreement, the Growth Units provided under this Award Agreement, or Shares issuable hereunder will be subject to the additional tax imposed under Section 409A as a result of such adjustment. For purposes of clarity, if the Company or a Parent of the Company continues after a merger or Change in Control, the Administrator may determine that such entity is the acquiring or succeeding corporation for purposes of this subsection, and/or for purposes of Section 13 of the Plan generally.

(3)    In the event of a merger or Change in Control that is expected to close after Performance Year End, the Administrator shall, prior to the closing of such merger or Change in Control, determine whether the Board-Determined Metric was achieved.

(4)    If vesting of this Award has occurred prior to such merger or Change in Control, but the Award remains unsettled prior to such merger or Change in Control, it will be promptly settled in Shares prior to the consummation of the merger or Change in Control, subject to and in accordance with the terms of this Award Agreement, including but not limited to Section 6 of Part II of this Award Agreement.

N.    Example. Solely by way of example, assume Jill, a participant under the same performance and other terms as provided herein, received an award with a Band Size for Band 1 of 100, with an Initial Hurdle for that Band of $4 that decreases pursuant to the Hurdle Decrease Formula (that is, by 1/12 of the Annual 10% Measurement each month beginning on the Thirteen-Month Anniversary, so that it decreases 10% per completed year of service after that). Assume that a Qualifying IPO Event occurs a few days after the four (4)-year anniversary of the Service Requirement Start Date, that Jill continues as a Service Provider through both the Qualifying IPO Event that occurs and through her IPO Service Date (i.e., 180 days after the IPO Date). Therefore, Jill’s Growth Units vest by meeting the Continued Service Vesting Requirements, and her Vesting Date is the IPO Service Date. As a result, the Measurement Date Input for her Growth Units is the IPO Price. Assume the Qualifying IPO Event has an IPO Price of $10/share. Her Hurdle for Band 1 has thus been reduced to $2.92 as of the Qualifying IPO Event (and, as per the award terms, does not reduce further after that). On her Vesting Date, Jill’s Band Share Number for Band 1 is determined as follows:

X = $10 - $2.92 = $7.08

Y = $10

Band Share Number for Band 1 = Band Size for Band 1* (X/Y) =

Band Size of 100 * ($7.08 / $10) = 70.8 Shares of company common stock (i.e., the Band Share Number for Band 1). When the Band Share Numbers for all Bands are determined and summed, that total will be rounded down to the nearest whole Share to get to the number of Shares that Jill would have the right to receive upon settlement of her award in accordance with and subject to the terms of her award agreement, including but not limited to Sections 6 and 27 of Part II of her award agreement.

O.    Definitions. Any capitalized terms used but not defined herein will have the meanings assigned to them in this Award Agreement to which these Vesting Requirements are attached as an exhibit. For purposes of these Vesting Requirements, the following capitalized terms will have the following meanings:

(1)    “Accounting Principles” means U.S. accounting standards applicable for publicly traded companies in the Performance Year.

(2)    “Anniversary Date” means an annual anniversary of the Service Requirement Start Date.

(3)    “Annual 10% Measurement” means 10% of the applicable Hurdle as measured and in effect on the last Anniversary Date to occur prior to the applicable Hurdle Decrease Date.

(4)    “Band” has the meaning assigned to it in Section C of these Vesting Requirements.

(5)    “Band Share Number” has the meaning assigned to it in Section E of these Vesting Requirements.

(6)    “Band Size” has the meaning assigned to it in Section C of these Vesting Requirements.

(7)    “Board-Determined Metric” means                     .1

(8)    “Continued Service Vesting Requirements” has the meaning assigned to it in Section D(2) of these Vesting Requirements

(9)    “Date of Grant” shall mean the date set forth next to the label “Date of Grant” in Part I of this Award Agreement.

(10)    “Fiscal Year” means the fiscal year of the Company as in effect on the fifteenth (15th) anniversary of the Date of Grant.

(11)    “Growth Unit Shares” has the meaning assigned to it in Section 2 of Part II of this Award Agreement.

(12)    “Hurdle” has the meaning assigned to it in Section F of these Vesting Requirements.

(13)    “Hurdle Decrease Date” has the meaning assigned to it in Section F of these Vesting Requirements.

(14)    “Hurdle Decrease Formula” has the meaning assigned to it in Section F of these Vesting Requirements.

(15)    “Initial Hurdle” means, for a given Band, the amount indicated as the Initial Hurdle for such Band in Section C of these Vesting Requirements.

(16)    “IPO Date” means the date of a Qualifying IPO Event.

(17)    “IPO Event” means the first sale or resale of Shares (or other common securities of the Company) to the general public upon the closing of an underwritten public offering or in connection with a direct listing or otherwise, in each case (1) pursuant to an effective registration

[1]	To be determined by the Board (or its authorized committee or delegate) in connection with each grant.

statement filed under the Securities Act or (2) pursuant to a valid qualification or filing under the Applicable Laws of another jurisdiction under which such securities will be listed on an internationally-recognized stock/securities exchange (as determined by the Administrator in its sole discretion).

(18)    “IPO Price” means the closing sales price for a Share on the first date the Company’s common stock is publicly traded in connection with a Qualifying IPO Event, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(19)    “IPO Service Date” has the meaning assigned to it in Section D(2)(b) of these Vesting Requirements.

(20)    “Measurement Date Input” means:

(a)    if the Growth Units vested by virtue of satisfying the Continued Service Vesting Requirements and if the Vesting Date is the IPO Service Date, the IPO Price;

(b)    If the Vesting Date is the One-Year Service Mark, and such anniversary occurs following an IPO Service Date, the IPO Price;

(c)    If the Vesting Date is the Performance Year End as a result of the satisfaction of the Requirements, (x) if a Qualifying IPO Event has occurred, the IPO Price, or (y) if no Qualifying IPO Event has occurred, the Performance YE Input; or

If the Vesting Date is a date other than any date listed above in this definition, the value determined by the Administrator in its sole discretion, which value may be determined to be different for any given Band and/or for the purposes of each of the numerator and denominator of one or more Band’s Band Share Number formula under Section E of these Vesting Requirements.

(21)    “Number of Growth Units” means the number of Growth Units set forth next to the label “Number of Growth Units” in the Notice of Grant.

(22)     “One-Year Service Mark” means December 31, 2019.

(23)    “Organizational Goals Requirement” means both (a) the Company having a class of stock that is publicly traded on an internationally-recognized stock/securities exchange as of the Performance Year End, and (b) the achievement of the Board-Determined Metric. For the avoidance of doubt, the Organizational Goals Requirement is met only if both of the foregoing are met.

(24)    “Original Separation Date” has the meaning assigned to it in Section H of these Vesting Requirements.

(25)    “Performance Year” means Year 15.

(26)    “Performance Year End” means the last day of the Performance Year.

(27)    “Performance YE Input” means the closing sales price of a Share on the last Trading Day on or prior to Performance Year End, as reported in The Wall Street Journal or such other source as the Administrator deems reliable.

(28)    “Profit” means the Company’s net income (loss) for the applicable Fiscal Year, excluding the impact of stock-based compensation expense, as determined on a consolidated basis in accordance with Section I of these Vesting Requirements. The Administrator will measure Profit for the Performance Year on a Fiscal Year basis. Profit will be determined by the Administrator in accordance with the Accounting Principles; provided, however, that if the Company’s financial statements for the Performance Year are not final on the date on or following Performance Year End on which the Administrator determines Profit for such fiscal year, then Profit shall be determined by the Administrator in good faith, based on such estimates and resources as the Administrator deems relevant and appropriate.

(29)    “Qualifying IPO Event” means an IPO Event that occurs on or before Performance Year End.

(30)    “Requirements” has the meaning assigned to it in Section D(1) of these Vesting Requirements.

(31)    “Service Requirement Start Date” shall mean the date set forth next to the label “Service Requirement Start Date” in Part I of this Award Agreement. For the avoidance of doubt, nothing herein shall be deemed to require Participant to have been a Service Provider prior to the Date of Grant in order to hold Growth Units or to have the Growth Units vest.

(32)    “Thirteen-Month Anniversary” means the date that is thirteen (13)-months after the Service Requirement Start Date.

(33)    “Three-Year Anniversary” means the three (3)-year anniversary of the Service Requirement Start Date.

(34)    “Two-Year Anniversary” means the two (2)-year anniversary of the Service Requirement Start Date.

(35)    “Trading Day” means a day the primary internationally-recognized stock/securities exchange on which the Company’s common stock is listed is open for trading.

(36)    “Vesting Date” has the meaning assigned to it in Section D of these Vesting Requirements.

(37)    “Year 15” means the Fiscal Year in which the fifteenth (15th) anniversary of the Date of Grant falls.

oOo

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended 2010 Equity Incentive Plan (the “Plan”) shall have the same defined meanings in this Restricted Stock Agreement (the “Agreement”).

I.	NOTICE OF GRANT OF RESTRICTED STOCK

Name:

Address:

The undersigned Participant has been granted a Restricted Stock Award to receive shares of the Company’s Class A Common Stock or Class B Common Stock, as specified below, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Total Number of Shares of:
Restricted Stock:

Class of Common Stock Granted:	Class A Common Stock

Class B Common Stock

Vesting Schedule:

Subject to any accelerated vesting provisions in the Plan, the grant shall vest as follows, subject to Participant continuing to be a Service Provider through each such date:

[VESTING SCHEDULE]

Notwithstanding the foregoing, in accordance with Section 11 of the Plan, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, (1) the vesting schedule of the Shares of Restricted Stock will be adjusted or suspended during any leave of absence in accordance with the Company’s leave of absence and /reduced work schedule / part-time policy in effect at the time of such leave and (2) if, after the Date of Grant of the Shares of Restricted Stock, Participant commences working on a part-time or reduced work schedule basis, the vesting schedule will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect.

Any of the Shares of Restricted Stock granted under this Agreement which have not yet vested as of a given time are referred to herein as “Unvested Shares of Restricted Stock.” The Shares which have vested shall be delivered to Participant in accordance with the terms of the escrow agreement (see Section 10 of Part II of this Agreement).

II.	AGREEMENT

1.    Grant of Restricted Stock. The Company hereby grants to the person named in the Notice of Grant of Restricted Stock in Part I of this Agreement (“Participant”) under the Plan for services performed and to be performed by Participant for the Company and as a separate incentive in connection with his or her services and not in lieu of any salary or other compensation for his or her services, the number of Shares set forth in the Notice of Grant of Restricted Stock, subject to all of the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2.    Participant’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Restricted Stock Award is granted, Participant shall, if required by the Company, concurrently with the grant of this Restricted Stock Award, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit A.

3.    Lock-Up Period. Participant hereby agrees that Participant shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Stock (or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Stock (or other securities) of the Company held by Participant (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred and eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act (or such other period as may be requested by the Company or the underwriters to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).

Participant agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, Participant shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 3 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred and eighty (180) day (or other) period. Participant agrees that any transferee of the Restricted Stock Award or Shares acquired pursuant to the Restricted Stock Award shall be bound by this Section 3.

4.    Non-Transferability of Restricted Stock. This Restricted Stock Award may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant. Further, any transfer of this Restricted Stock Award not made in conformity with the terms of this Restricted Stock Award shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

5.    Tax Consequences. Participant has reviewed with Participant’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of the transactions contemplated by this Agreement. Participant understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes as ordinary income the difference between the purchase price, if any, for the Shares and the Fair Market Value of the Shares as of each vesting date. Participant understands that Participant may elect to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award. The form for making this election is attached as Exhibit B-3 hereto.

PARTICIPANT ACKNOWLEDGES THAT IT IS PARTICIPANT’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE 83(b) ELECTION, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

6.    Tax Withholding. Pursuant to such procedures as the Administrator may specify from time to time, the Company shall withhold the minimum amount required to be withheld for the payment of income, employment and other taxes which the Company determines must be withheld (the “Withholding Taxes”) with respect to the filing of an 83(b) Election, or, if an 83(b) Election is not filed or not timely filed, upon each vesting date, by, in the Administrator’s discretion: (i) withholding otherwise deliverable Shares having a Fair Market Value equal to the amount of such Withholding Taxes, (ii) withholding the amount of such Withholding Taxes from Participant’s paycheck(s), (iii) requiring Participant to make appropriate arrangements with the Company (or the Parent or Subsidiary employing or retaining Participant) for the satisfaction of all Withholding Taxes, or (iv) a combination of the foregoing. The Company shall not retain fractional Shares to satisfy any portion of the Withholding Taxes. Accordingly, if any withholding is done through the withholding of Shares, Participant shall pay to the Company an amount in cash sufficient to satisfy the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares. Should the Company be unable to procure such cash amounts from Participant, Participant agrees and acknowledges that Participant is giving the Company permission to withhold from Participant’s paycheck(s) an amount equal to the remaining Withholding Taxes due and payable as a result of the Company not retaining fractional Shares. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time they are due.

7.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY (OR THE PARENT OR SUBSIDIARY EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

8.    Forfeiture Upon Termination as a Service Provider. Notwithstanding any contrary provision of this Agreement or the Notice of Grant of Restricted Stock, if Participant terminates service as a Service Provider for any or no reason prior to vesting, the then Unvested Shares of Restricted Stock awarded by this Agreement will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such termination and Participant will have no further rights thereunder. Participant hereby appoints the Escrow Agent with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer any certificate or certificates evidencing such Unvested Shares of Restricted Stock to the Company upon such termination of service.

9.    Restriction on Transfer. Except for the escrow described in Section 10 or transfer of the Shares to the Company or its assignees contemplated by this Agreement, none of the Shares or any beneficial interest therein shall be transferred, encumbered or otherwise disposed of in any way until such Shares shall have vested in accordance with the provisions of this Agreement, other than by will or the laws of descent and distribution. Any distribution or delivery to be made to Participant under this Agreement shall, if Participant is then deceased, be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, to the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

10.     Escrow of Shares.

(a)    All Shares of Restricted Stock will, upon execution of this Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”), together with the Assignment Separate from Certificate (the “Stock Assignment”) duly endorsed in blank, attached hereto as Exhibit B-1. The Shares of Restricted Stock and the Stock Assignment will be held by the Escrow Holder, pursuant to the Joint Escrow Instructions of the Company and Participant attached as Exhibit B-2 hereto.

(b)    The Escrow Holder shall not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.

(c)    Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the Unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer any certificate or certificates evidencing such Unvested Shares of Restricted Stock to the Company upon such termination.

(d)    The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e)    Subject to the terms hereof, Participant shall have all the rights of a shareholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.

(f)    In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Common Stock, the Shares shall be increased, reduced or otherwise changed, and by virtue of any such change Participant shall in his or her capacity as owner of the Unvested Shares of Restricted Stock that have been awarded to him or her be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities shall thereupon be considered to be “Unvested Shares of Restricted Stock” and shall be subject to all of the conditions and restrictions which were applicable to the Unvested Shares of Restricted Stock pursuant to this Agreement. If Participant receives rights or warrants with respect to any Unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants shall be considered to be Unvested Shares of Restricted Stock and shall be subject to all of the conditions and restrictions which were applicable to the Unvested Shares of Restricted Stock pursuant to this Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

11.    Company’s Right of First Refusal. Subject to Section 9, before any vested Shares held by Participant or any transferee (either being sometimes referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift, operation of law or upon the Participant’s death or disability), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section 11 (the “Right of First Refusal”). For the avoidance of doubt, the Right of First Refusal shall apply to any transfer in connection with the Participant’s death, including but not limited to a transfer by will or intestacy, as well as upon a transfer during the Participant’s lifetime to a legal representative (including a guardian or conservator) of the Participant upon the disability of the Participant. For the avoidance of any doubt, the Right of First Refusal is in addition to the Right of Repurchase set forth in Section 12 and the forfeiture provisions of Section 8, and does not supersede or become superseded by such Right of Repurchase or forfeiture provisions.

(a)    Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration, if any, for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s). If the transfer is for no consideration, the Offered Price shall be deemed to be the Fair Market Value of the Shares on the date of the Notice. By way of example but not limitation, upon a transfer that otherwise would occur by will or intestacy upon the Participant’s death, the Offered Price shall be deemed to be the Fair Market Value of the Shares on the date of the Notice. The transfer of any Shares shall be subject to the restrictions on transfer, if any, set forth in the Company’s certificate of incorporation or bylaws.

(b)    Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)    Purchase Price. The purchase price (“Right of First Refusal Price”) for the Shares purchased by the Company or its assignee(s) under this Section 11 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(d)    Payment. Payment of the Right of First Refusal Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)    Holder’s Right to Transfer. Subject to the restrictions on transfer, if any, set forth in the Company’s certificate of incorporation or bylaws, if all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 11, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within sixty (60) days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section 11 shall continue to apply to the Shares in the hands of such Proposed Transferee. In addition to the restrictions enumerated in the foregoing sentence, and unless otherwise determined by the Administrator, Holder may not sell or otherwise transfer such Shares to a Proposed Transferee if such Proposed Transferee is an individual, company or other entity identified by the Company as a potential competitor or is otherwise considered unfriendly to the interests of the Company by the Board of Directors of the Company. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred. The terms of this Section 11(e) may be waived by the Company in its sole discretion. In the case of any transfer effected in accordance with this Section 11(e), the transferee, assignee or other recipient must have agreed in writing that they are receiving and will hold the Shares subject to the provisions of this Section 11 and Section 12, and there shall be no further transfer of such Shares except in accordance with this Section 11 or Section 12.

(f)    Exception for Tax or Estate Planning. Notwithstanding anything to the contrary contained in this Section 11, the Participant’s transfer of the Shares during Participant’s lifetime or on Participant’s death by beneficiary designation, will or intestacy, in each case that is effected for estate or tax planning purposes pursuant to a gift or other transfer without consideration to a single transferee shall be exempt from the provisions of this Section 11; provided, however, that except with respect to a transfer required by a domestic relations order, until and unless the restrictions of this Section 11(f) have terminated pursuant to Section 11(g), any such transfer (1) must result in the transfer of all of Participant’s Shares and other shares of Company common stock then held by Participant to such transferee, and (2) Participant or Participant’s legal representative (including a guardian or conservator) must agree that any shares of Company common stock acquired by Participant or Participant’s estate or beneficiary after the date of such transfer will be automatically transferred, without further action by the Participant or such legal representative, to the same transferee such that neither the transfer nor any subsequent acquisition of Company common stock results in any shares of Company common stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the Securities Exchange Act of 1934) by a larger number of stockholders of the Company following such transfer or subsequent acquisition. Any such transferee must have agreed in writing that they are receiving and holding the Shares subject to the provisions of this Section 11 and Section 12, and there shall be no further transfer of such Shares except in accordance with this Section 11 or Section 12.

(g)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control in which the successor corporation has equity securities that are publicly traded.

12.    Right of Repurchase.

(a)    Repurchase Right. If Participant’s status as a Service Provider is terminated as a result of Participant’s death, the Company shall have the right and option for ninety (90) days from such date to purchase from the personal representative of the Participant’s estate, the Participant’s designated beneficiary or from any person(s) to whom the Shares are transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution, as the case may be (the “Legal Representative”), all of Participant’s Shares acquired pursuant to this Restricted Stock Award as of the date of such termination at the Fair Market Value of such Shares (as determined under the Plan) on the date of such termination (the “Right of Repurchase”). For the avoidance of any doubt, the Right of Repurchase is in addition to the Right of First Refusal set forth in Section 11 and to the forfeiture provisions of Section 8, and does not supersede or become superseded by such Right of First Refusal or forfeiture provisions.

(b)    Exercise of Right of Repurchase. Upon the occurrence of such termination as a result of Participant’s death, the Company may exercise its Right of Repurchase by delivering personally or by registered mail, to Participant’s Legal Representative, a notice in writing indicating the Company’s intention to exercise the Right of Repurchase AND, at the Company’s option, (i) by delivering to Participant’s Legal Representative a check in the amount of the aggregate repurchase price, or (ii) by the Company canceling an amount of Participant’s indebtedness to the Company equal to the aggregate repurchase price, or (iii) by a combination of (i) and (ii) so that the combined payment and cancellation of indebtedness equals such aggregate repurchase price. Upon delivery of such notice and payment of the aggregate repurchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and the rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Shares being repurchased by the Company.

(c)    Designation. Whenever the Company shall have the right to repurchase Shares hereunder, the Company may designate and assign one or more employees, officers, directors or shareholders of the Company or other persons or organizations to exercise all or a part of the Company’s Right of Repurchase under this Exercise Notice and purchase all or a part of such Shares.

(d)    Exception for Tax or Estate Planning. Notwithstanding anything to the contrary contained in this Section 12, the Participant’s transfer of the Shares during the Participant’s lifetime or on the Participant’s death by beneficiary designation, will or intestacy, in each case that is effected for estate or tax planning purposes pursuant to a gift or other transfer without consideration to a single transferee shall be exempt from the provisions of this Section 12; provided, however, that except with respect to a transfer required by a domestic relations order, until and unless the restrictions of this Section 12(d) have terminated pursuant to Section 12(f), any such transfer (1) must result in the transfer of all of Participant’s Shares and other shares of Company common stock then held by Participant to such transferee, and (2) Participant or Participant’s legal representative (including a guardian or conservator) must agree that any shares of Company common stock acquired by Participant or Participant’s estate or beneficiary after the date of such transfer will be automatically transferred, without further action by the Participant or such legal representative, to the same transferee such that neither the transfer nor any subsequent acquisition of Company common stock results in any shares of Company common stock being “held of record” (as such term is defined in Rule 12g5-1 promulgated under the Securities Exchange Act of 1934) by a larger number of stockholders of the Company following such transfer or subsequent acquisition. Any such transferee must have agreed in writing that they are receiving and holding the Shares subject to the provisions of Section 11 and this Section 12, and there shall be no further transfer of such Shares except in accordance with Section 11 or this Section 12.

(e)    Termination for Failure to Exercise. If the Company does not elect to exercise the Right of Repurchase conferred above by giving the requisite notice within ninety (90) days following the date of such termination, the Right of Repurchase shall terminate.

(f)    Termination. Notwithstanding the foregoing, the Right of Repurchase shall terminate as to any Shares upon the earlier of (i) the first sale of Common Stock of the Company to the general public, or (ii) a Change in Control of the Company in which the successor corporation has equity securities that are publicly traded.

13.    Waiver. The provisions of Sections 11 and 12 may be waived, with respect to any transaction subject thereto, by the Board; provided, however, that the restrictions and requirements set forth in Section 11 and 12 shall continue to apply to the Shares subsequent to such transaction.

14.    Restrictive Legends and Stop-Transfer Orders.

(a)    Legends. Participant understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, A RIGHT OF FIRST REFUSAL, A RIGHT OF REPURCHASE AND FORFEITURE RIGHTS IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE RESTRICTED STOCK AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS, RIGHT OF FIRST REFUSAL, RIGHT OF REPURCHASE, AND FORFEITURE RIGHTS IN FAVOR OF THE ISSUER OR ITS ASSIGNEE(S) ARE BINDING ON TRANSFEREES OF THESE SHARES.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER FOR A PERIOD OF TIME FOLLOWING THE

EFFECTIVE DATE OF THE UNDERWRITTEN PUBLIC OFFERING OF THE COMPANY’S SECURITIES SET FORTH IN AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF BY THE HOLDER PRIOR TO THE EXPIRATION OF SUCH PERIOD WITHOUT THE CONSENT OF THE COMPANY OR THE MANAGING UNDERWRITER.

(b)    Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

(d)    Void Transfers. Any transfer not made in conformity with the terms of this Agreement shall be null and void.

15.    Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at 100 Hamilton Ave., Suite 300, Palo Alto, CA 94301, or at such other address as the Company may hereafter designate in writing.

Any notice to the Escrow Holder shall be sent to the Company’s address with a copy to the other party not sending the notice.

16.    Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Restricted Stock that may be awarded under the Plan by electronic means or request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17.    No Waiver. Either party’s failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

18.    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Agreement may only be assigned with the prior written consent of the Company.

19.    Interpretation. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

20.    Additional Documents. Participant agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

21.    Governing Law; Severability. This Agreement is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect.

22.    Notice by Electronic Transmission. Participant hereby consents to receive any notice given by the Company under its Amended and Restated Certificate of Incorporation or Bylaws, as the same may be amended and/or restated from time to time, or the General Corporation Law of the State of Delaware, by electronic mail at the electronic mail address set forth on the signature page to this Agreement in accordance with Section 232 of the General Corporation Law of the State of Delaware. Participant further agrees to notify the Company of any change to such electronic mail address as set forth on the signature page hereto, and further agrees that the provision of such notice shall constitute my consent to receive notice as provided in this section at such electronic mail address. In the event that the Company is unable to deliver notice at the electronic mail address so provided, Participant hereby agrees, within two business days after a request by the Company, to provide the Company with a valid electronic mail address to which Participant consents to receive such notice as provided in this section.

23.    Uncertificated Shares. Participant acknowledges and agrees that the Shares granted under this Agreement may be uncertificated and registered in book-entry form and/or electronic share registration and that Participant shall not be entitled to receive any certificate or certificates representing such Shares.

24.    Entire Agreement. The Plan is incorporated herein by reference. The Plan and this Agreement (including the exhibits referenced herein) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

[SIGNATURE PAGE FOLLOWS]

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Agreement subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Agreement. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	PALANTIR TECHNOLOGIES INC.

Signature	By

Print Name	Print Name

Title

Residence Address

Email Address

EXHIBIT A

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT	:

COMPANY	:	PALANTIR TECHNOLOGIES INC.

SECURITY	:	CLASS [A] COMMON STOCK

AMOUNT	:

DATE	:

In connection with the receipt of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)    Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)    Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that any certificate evidencing the Securities shall be imprinted with any legend required under applicable state securities laws.

(c)    Participant is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Restricted Stock Award to Participant, the exercise shall be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of the applicable conditions specified by Rule 144, including in the case of affiliates (1) the availability of certain public information about the Company, (2) the amount of Securities being sold during any three (3) month period not exceeding specified limitations, (3) the resale being made in an unsolicited “broker’s transaction”, transactions directly with a “market maker” or “riskless principal transactions” (as those terms are defined under the Securities Exchange Act of 1934) and (4) the timely filing of a Form 144, if applicable.

In the event that the Company does not qualify under Rule 701 at the time of grant of the Restricted Stock Award, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which may require (i) the availability of current public information about the Company; (ii) the resale to occur more than a specified period after the purchase and full payment (within the meaning of Rule 144) for the Securities; and (iii) in the case of the sale of Securities by an affiliate, the satisfaction of the conditions set forth in sections (2), (3) and (4) of the paragraph immediately above.

(d)    Participant further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption shall be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 shall have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption shall be available in such event.

PARTICIPANT

Signature

Print Name

Date

EXHIBIT B-1

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED I,                     , hereby sell, assign and transfer unto Palantir Technologies Inc.              shares of Class [A] Common Stock of Palantir Technologies Inc. standing in my name on the books of said corporation represented by Certificate or Book-Entry Share Registration No.      and do hereby irrevocably constitute and appoint                      to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Stock Assignment may be used only in accordance with the Restricted Stock Agreement between Palantir Technologies Inc. and the undersigned dated              ,          (the “Agreement”).

Dated: ,	Signature:

INSTRUCTIONS: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to transfer the Unvested Shares of Restricted Stock to the Company upon Participant’s termination as a Service Provider, without requiring additional signatures on the part of Participant.

EXHIBIT B-2

JOINT ESCROW INSTRUCTIONS

             ,

Palantir Technologies Inc. (the “Company”) and the undersigned recipient of stock of the Company (the “Participant”), hereby authorize and direct Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP (the “Escrow Agent”) to hold the documents delivered to the Escrow Agent pursuant to the terms of that certain Restricted Stock Agreement (the “Agreement”) between the Company and the Participant, and by accepting these documents the Escrow Agent acknowledges and agrees to the terms set forth herein and agrees to act as Escrow Agent hereunder, in accordance with the following instructions:

1.    At the closing, the Escrow Agent is directed (a) to date the stock assignments necessary for the transfer in question, (b) to fill in the number of shares being transferred, and (c) to deliver the stock assignments, together with any certificate evidencing the shares of stock to be transferred, to the Company or its assignee.

2.    The Participant irrevocably authorizes the Company to deposit with the Escrow Agent any certificates evidencing shares of stock to be held by the Escrow Agent hereunder and any additions and substitutions to said shares as defined in the Agreement. The Participant does hereby irrevocably constitute and appoint the Escrow Agent as Participant’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all documents necessary or appropriate to make such securities negotiable and to complete any transaction herein contemplated, including, but not limited to, the filing with any applicable state blue sky authority of any required applications for consent to, or notice of transfer of, the securities. Subject to the provisions of this paragraph 2, the Participant shall exercise all rights and privileges of a stockholder of the Company while the stock is held by the Escrow Agent.

3.    Upon written request of the Participant, but no more than once per calendar year, unless the shares are forfeited, the Escrow Agent shall deliver to Participant written confirmation regarding shares of stock that have vested. Within one hundred and twenty (120) days after cessation of Participant’s continuous employment by or services to the Company, or any parent or subsidiary of the Company, the Escrow Agent shall deliver to Participant, promptly upon written request, written confirmation of the aggregate number of shares held or issued pursuant to the Agreement that have vested. Upon any forfeiture of such shares, the Escrow Agent shall deliver or electronically transfer such shares to the Company.

4.    If at the time of termination of this escrow the Escrow Agent should have in its possession any documents, securities, or other property belonging to the Participant, the Escrow Agent shall deliver all of the same to Participant and shall be discharged of all further obligations hereunder.

5.    The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Participant and the Escrow Agent.

6.    The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act it may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for the Participant while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of its own attorneys shall be conclusive evidence of such good faith.

7.    The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

8.    The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

9.    The Escrow Agent shall not be liable for the outlawing of any rights under the Statute of Limitations with respect to these Joint Escrow Instructions or any documents deposited with the Escrow Agent.

10.    The Escrow Agent shall be entitled to employ such legal counsel and other experts as it may deem necessary properly to advise it in connection with its obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor.

11.    The Escrow Agent’s responsibilities as Escrow Agent hereunder shall terminate if it shall cease to be an officer or agent of the Company or if it shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

12.    If the Escrow Agent reasonably requires other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

13.    It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed to retain in its possession without liability to anyone all or any part of said securities until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings.

14.    Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses or at such other addresses as a party may designate by ten (10) days’ advance written notice to each of the other parties hereto.

15.    By accepting these documents the Escrow Agent acknowledges and agrees to the terms set forth herein and shall become a party hereto only for the purpose of said Joint Escrow Instructions and, for the avoidance of doubt, shall not become a party to the Agreement. The Escrow Agent may execute these Joint Escrow Instructions, if at all, in order to acknowledge the terms hereof following the date these Joint Escrow Instructions are executed by the Company and the Participant, and such later execution, if so executed after the date hereof, or failure of the Escrow Agent to execute these Joint Escrow Instructions, as applicable, shall not affect the binding nature of these Joint Escrow Instructions as of the date these Joint Escrow Instructions are first executed by each of the Company and the Participant. The Escrow Agent is an intended third party beneficiary of these Joint Escrow Instructions and each of the Company and the Participant acknowledge and agree that these Joint Escrow Instructions shall be binding upon and enforceable by each of the Company, the Participant and the Escrow Agent, as applicable, whether or not the Escrow Agent executes these Joint Escrow Instructions.

16.    This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

17.    These Joint Escrow Instructions shall be governed by the internal substantive laws, but not the choice of law rules, of California.

PARTICIPANT	PALANTIR TECHNOLOGIES INC.

Signature	By

Print Name	Print Name

Title

Residence Address

THE TERMS OF THE JOINT ESCROW INSTRUCTIONS

ARE HEREBY ACKNOWLEDGED AND AGREED:

ESCROW AGENT

Dated:

EXHIBIT B-3

ELECTION UNDER SECTION 83(b)

OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer’s gross income or alternative minimum taxable income, as the case may be, for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer’s receipt of the property described below.

1.	The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

NAME:	SPOUSE:

ADDRESS:

TAXPAYER IDENTIFICATION NO.:	TAXABLE YEAR:

2.	The property with respect to which the election is made is described as follows: shares (the “Shares”) of Class [A] Common Stock of Palantir Technologies Inc. (the “Company”).

3.	The date on which the property was transferred is: , .

4.	The property is subject to the following restrictions:

The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the taxpayer and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The Fair Market Value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms shall never lapse, of such property is: $ .

6.	The amount (if any) paid for such property is: $ .

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned’s receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: ,
Taxpayer

The undersigned spouse of taxpayer joins in this election.

Dated: ,
Spouse of Taxpayer

PALANTIR TECHNOLOGIES INC.

AMENDED 2010 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT AGREEMENT

Unless otherwise defined herein, the terms defined in the Amended 2010 Equity Incentive Plan, as amended from time to time (the “Plan”) shall have the same defined meanings in this Stock Appreciation Right Agreement (the “Agreement”).

I.	NOTICE OF STOCK APPRECIATION RIGHT GRANT

Name of Participant:

Address:

The undersigned Participant has been granted a Stock Appreciation Right (as defined below) payable in cash based on the value of the underlying Shares of the Company’s Class A Common Stock or Class B Common Stock, as specified below, subject to the terms and conditions of the Plan and this Agreement, as follows:

Date of Grant:

Vesting Commencement Date:

Exercise Price per Share:

Total Number of Shares:

Class of Common Stock:	Class A Common Stock

Class B Common Stock

Term/Expiration Date:

Vesting Schedule:

Subject to the terms and conditions set forth in this Agreement, this Stock Appreciation Right shall be exercisable, in whole or in part, according to the following vesting schedule:

[Twenty percent (20%) of the Shares subject to the Stock Appreciation Right shall vest on the one (1) year anniversary of the Vesting Commencement Date, and one sixtieth (1/60th) of the Shares subject to the Stock Appreciation Right shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of such month), subject to Participant continuing to be a Service Provider through each such date.]

Adjustments to Vesting Schedule:

Notwithstanding the aforementioned vesting schedule, in accordance with Section 11 of the Plan, unless the Administrator provides otherwise or as otherwise required by Applicable Laws, (1) the vesting schedule of the Stock Appreciation Right will be adjusted or suspended during any leave of absence in accordance with the Company’s leave of absence and/or reduced work schedule and/or part-time policy in effect at the time of such leave and (2) if, after the Date of Grant of the Stock Appreciation Right, Participant commences working on a part-time or reduced work schedule basis, the vesting schedule will be adjusted in accordance with the Company’s reduced work schedule/ part-time policy then in effect.

Termination Period:

This Stock Appreciation Right shall be exercisable, to the extent vested, for ninety (90) days after Participant ceases to be a Service Provider, unless (1) such termination is due to Participant’s Disability, in which case this Stock Appreciation Right shall be exercisable for six (6) months after Participant ceases to be a Service Provider or (2) such termination is due to Participant’s death, in which case this Stock Appreciation Right shall be exercisable for twelve (12) months after Participant ceases to be a Service Provider. Notwithstanding the foregoing sentence, in no event may this Stock Appreciation Right be exercised after the Term/Expiration Date as provided above and this Stock Appreciation Right may be subject to earlier termination as provided in Section 13 of the Plan.

II.	AGREEMENT

1.    Grant of Stock Appreciation Right. The Administrator of the Company hereby grants to the Participant named in the Notice of Stock Appreciation Right Grant in Part I of this Agreement (“Participant”), a stock appreciation right (the “Stock Appreciation Right”), payable in cash, subject to the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 18 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan shall prevail.

2.    Exercise of Stock Appreciation Right.

(a)    Right to Exercise. This Stock Appreciation Right shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Appreciation Right Grant and with the applicable provisions of the Plan and this Agreement. Without the prior written consent of the Administrator, no fewer than 5,000 Shares subject to the Stock Appreciation Right (subject to adjustment under Section 13 of the Plan) may be exercised at any one time, unless the number exercised is the total number at the time exercisable under the Stock Appreciation Right.

(b)    Method of Exercise. This Stock Appreciation Right shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) or in a manner and pursuant to such procedures as the Administrator may determine, which shall state the election to exercise the Stock Appreciation Right, the number of Shares with respect to which the Stock Appreciation Right is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by any applicable Tax-Related Items (as defined in Section 6(a) below) withholding. This Stock Appreciation Right shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice or completion of such exercise procedure as the Administrator may determine in its sole discretion, accompanied by payment for any Tax-Related Items.

(c)    Payment upon Exercise. Upon exercise of all or a specified portion of the Stock Appreciation Right, Participant shall be entitled to receive from the Company an amount in cash in one lump sum payment determined by multiplying (a) the difference (if any) obtained by subtracting (i) the Exercise Price per Share as set forth in the Notice of Grant from (ii) the Fair Market Value of a Share of the same class of Common Stock as underlies this Stock Appreciation Right on the date of exercise of the Stock Appreciation Right, by (b) the number of Shares with respect to which the Stock Appreciation Right is exercised, with the resulting amount reduced by any applicable tax withholding. Such cash payment shall be made as soon as practicable, but in no event later than thirty (30) days following the date of exercise.

3.    Restrictions on Exercise. This Stock Appreciation Right may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the exercise or payment of cash pursuant thereto would constitute a violation of any Applicable Law.

4.    Non-Transferability of Stock Appreciation Right.

(a)    Unless determined otherwise by the Administrator, this Stock Appreciation Right may not be transferred in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of Participant, only by Participant. The terms of the Plan and this Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of Participant.

(b)    Further, during the period the Company is relying upon the exemption from registration provided in Rule 12h-1(f)(1) promulgated under the Exchange Act (the “Rule 12h-1(f) Exemption”) until the Company either (i) becomes subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or (ii) is no longer relying upon the Rule 12h-1(f) Exemption, a Stock Appreciation Right, or prior to exercise, the Shares subject to the Stock Appreciation Right, may not be pledged, hypothecated or otherwise transferred or disposed of, in any manner, including by entering into any short position, any “put equivalent position” or any “call equivalent position” (as defined in Rule 16a-1(h) and Rule 16a-1(b) of the Exchange Act, respectively), other than to (x) persons who are “family members” (as defined in Rule 701(c)(3) of the Securities Act) through gifts or domestic relations orders, or (y) an executor or guardian of the Participant upon the death or disability of the Participant, in each case, to the extent required for continued reliance on the Rule 12h-1(f) Exemption.

(c)    Any transfer of this Stock Appreciation Right not made in conformity with the terms of this Stock Appreciation Right shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

5.    Term of Stock Appreciation Right. This Stock Appreciation Right may be exercised only within the term set out in the Notice of Stock Appreciation Right Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

6.    Tax Obligations.

(a)    Tax Withholding. Regardless of any action the Company or Participant’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related items related to Participant’s participation in the Plan and legally applicable to Participant (“Tax-Related Items”), Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains Participant’s responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Stock Appreciation Right, including, but not limited to, the grant, vesting or exercise of the Stock Appreciation Right; and (ii) do not commit to and are under no obligation to structure the terms of the grant or any aspect of the Stock Appreciation Right to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result. Further, if Participant has become subject to tax in more than one jurisdiction between the Date of Grant and the date of any relevant taxable or tax withholding event, as applicable, Participant acknowledges that the Company and/or the Employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

Prior to the relevant taxable or tax withholding event, as applicable, Participant agrees to make appropriate arrangements with the Company or the Employer for the satisfaction of all Tax-Related Items. In this regard, Participant authorizes the Company and/or the Employer to withhold all applicable Tax-Related Items legally payable by Participant from Participant’s cash payment(s) required under this Agreement, wages or other cash compensation paid to Participant by the Company and/or the Employer in an amount sufficient to cover such Tax-Related Items obligations. Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to make the payment required under this Agreement if such withholding amounts are not delivered at the time of exercise. Participant acknowledges that all Tax-Related Items are and remain Participant’s responsibility.

(b)    Code Section 409A. Under Code Section 409A, a stock appreciation right that vests after December 31, 2004 (or that vested on or prior to such date but which was materially modified after October 3, 2004) that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the “IRS”) to be less than the Fair Market Value of a Share on the date of grant (a “discount stock appreciation right”) may be considered “deferred compensation.” A discount stock appreciation right may result in (i) income recognition by Participant prior to the exercise of the discount stock appreciation right, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The discount stock appreciation right may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Stock Appreciation Right equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Stock Appreciation Right was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the Date of Grant, Participant will be solely responsible for Participant’s costs related to such a determination.

7.    Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant. This Agreement is governed by the internal substantive laws but not the choice of law rules of California.

8.    No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE STOCK APPRECIATION RIGHT PURSUANT TO THE VESTING

SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE EMPLOYER AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED THIS STOCK APPRECIATION RIGHT. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF THE COMPANY OR THE EMPLOYER TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9.    Nature of Grant. In accepting the grant, Participant acknowledges, understands, and agrees that:

(a)    the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time;

(b)    the grant of the Stock Appreciation Right is voluntary and occasional and does not create any contractual or other right to receive future grants of stock appreciation rights, or benefits in lieu of stock appreciation rights, even if stock appreciation rights have been granted repeatedly in the past;

(c)    all decisions with respect to future stock appreciation rights, if any, will be at the sole discretion of the Administrator;

(d)    Participant’s participation in the Plan shall not create a right to further employment with the Company or the Employer and shall not interfere with the ability of the Company or the Employer to terminate Participant’s employment or service relationship at any time;

(e)    Participant is voluntarily participating in the Plan;

(f)    the Stock Appreciation Right, the underlying Shares and any cash paid upon exercise of the Stock Appreciation Right are an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and which is outside the scope of Participant’s employment or service contract, if any;

(g)    the Stock Appreciation Right, the underlying Shares and any cash paid upon exercise of the Stock Appreciation Right are not intended to replace any pension rights or compensation;

(h)    the Stock Appreciation Right, the underlying Shares and any cash paid upon exercise of the Stock Appreciation Right are not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any severance, resignation, termination, redundancy, dismissal, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company or the Employer;

(i)    the Stock Appreciation Right grant will not be interpreted to form an employment contract or service relationship with the Company or the Employer;

(j)    the future value of the underlying Shares is unknown and cannot be predicted with certainty;

(k)    if the underlying Shares do not increase in value, the Stock Appreciation Right will have no value;

(l)    no claim or entitlement to compensation or damages shall arise from forfeiture of the Stock Appreciation Right after Participant ceases to be a Service Provider (for any reason whatsoever and whether or not in breach of local labor laws) and in consideration of the grant of the Stock Appreciation Right to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company and the Employer, waives Participant’s ability, if any, to bring any such claim, and releases the Company and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agree to execute any and all documents necessary to request dismissal or withdrawal of such claim;

(m)    should Participant cease to be a Service Provider (whether or not in breach of local labor laws), Participant’s right to vest in the Stock Appreciation Right under the Plan, if any, will terminate effective as of the date that Participant is no longer actively employed and will not be extended by any notice period mandated under local law (e.g., active employment would not include a period of “garden leave” or similar period pursuant to local law); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed for purposes of the Stock Appreciation Right; and

(n)    the Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is advised to consult with Participant’s own personal tax, legal and financial advisors regarding Participant’s participation in the Plan before taking any action related to the Plan.

11.    Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other stock appreciation right grant materials by and among, as applicable, the Employer, the Company and/or any Parent or Subsidiary of the Company for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Awards or any other entitlement to Shares or cash awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor, for the exclusive purpose of implementing, administering and managing the Plan (“Data”).

Participant understands that Data may be transferred to a stock plan service provider as may be selected by the Company in the future, which will assist the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipient’s country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting Participant’s local human resources representative. Participant authorizes the Company, the broker, and any other possible recipients that may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands that he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting the Human Resources Department of the Company in writing. Participant understands, however, that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that Participant may contact the Human Resources Department of the Company.

12.     Language. If Participant has received this Agreement, or any other document related to the Stock Appreciation Right and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

13.     Severability. The provisions of this Agreement are severable, and if any one or more provisions are determined to be illegal or otherwise unenforceable, in whole or in part, the remaining provisions shall nevertheless be binding and enforceable.

14.    Electronic Delivery of Documents. The Company may, in its sole discretion, decide to deliver any documents related to current or future participation in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

15.     Not Funded. Amounts payable under this Agreement will be paid from the general assets of the Company, and no special or separate reserve, fund or deposit will be made to assure payment of amounts hereunder. Neither this Agreement nor any action taken pursuant to the provisions of this Agreement will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and Participant (or any other person). To the extent that the Participant (or any permitted transferee) acquires a right to receive payment pursuant to this Agreement, such right will be no greater than the right of any unsecured general creditor of the Company.

16.    Imposition of Other Requirements. The Company reserves the right to impose other requirements on the Stock Appreciation Right, the underlying Shares and any cash paid upon exercise of the Stock Appreciation Right, to the extent the Company determines it is necessary or advisable in order to comply with local laws or facilitate the administration of the Plan, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

Participant acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Stock Appreciation Right subject to all of the terms and provisions thereof. Participant has reviewed the Plan and this Stock Appreciation Right in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Appreciation Right and fully understands all provisions of the Stock Appreciation Right. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Stock Appreciation Right. Participant further agrees to notify the Company upon any change in the residence address indicated below.

PARTICIPANT	PALANTIR TECHNOLOGIES INC.

Signature	By

Print Name	Print Name

Title

Residence Address

EXHIBIT A

AMENDED 2010 EQUITY INCENTIVE PLAN

STOCK APPRECIATION RIGHT

EXERCISE NOTICE

Palantir Technologies Inc.

100 Hamilton Ave., Suite 300

Palo Alto, CA 94301

Attention: Chief Executive Officer

1.    Exercise of Stock Appreciation Right. Effective as of today,             ,         , the undersigned (“Participant”) hereby elects to exercise his or her Stock Appreciation Right for                  Shares under and pursuant to the Company’s Amended 2010 Equity Incentive Plan (the “Plan”) and the Stock Appreciation Right Agreement dated             ,          (the “Agreement”). Unless otherwise defined herein, the terms in the Plan shall have the same defined meanings in this Exercise Notice.

2.    Delivery of Payment. Participant herewith delivers to the Company (in such form and manner as determined by the Company which may be through the withholding of payments otherwise due upon this exercise of the Stock Appreciation Right) any and all withholding taxes due in connection with the exercise of the Stock Appreciation Right.

3.    Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

4.    Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant’s exercise hereunder. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the exercise and that Participant is not relying on the Company for any tax advice.

5.    Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Participant or by the Company forthwith to the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

6.    Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of California. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice shall continue in full force and effect.

7.    Entire Agreement. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan, and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Company and Participant.

Submitted by:	Accepted by:
PARTICIPANT	PALANTIR TECHNOLOGIES INC.

Signature	By

Print Name	Print Name

Title

Address:	Address:

100 Hamilton Avenue, Suite 300

Palo Alto, CA 94301

Date of Exercise of Stock Appreciation Right